UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07445

SEI Asset Allocation Trust

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

c/o CT Corporation

155 Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: March 31, 2017

Date of reporting period: March 31, 2017

Item 1.	Reports to Stockholders.

March 31, 2017

ANNUAL REPORT

SEI Asset Allocation Trust

➤ Defensive Strategy Fund

➤ Defensive Strategy Allocation Fund

➤ Conservative Strategy Fund

➤ Conservative Strategy Allocation Fund

➤ Moderate Strategy Fund

➤ Moderate Strategy Allocation Fund

➤ Aggressive Strategy Fund

➤ Tax-Managed Aggressive Strategy Fund

➤ Core Market Strategy Fund

➤ Core Market Strategy Allocation Fund

➤ Market Growth Strategy Fund

➤ Market Growth Strategy Allocation Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

March 31, 2017

To Our Shareholders:

Looking back, the expectations we shared for the Funds’ most recently completed fiscal year, from the start of April 2016 through the end of March 2017, largely came to pass. The pace of interest-rate increases by the Federal Reserve (Fed) followed the market’s more modest expectations rather than those projected by Federal Open Market Committee members at the end of 2015. The European Central Bank’s (ECB) commitment to stimulus efforts entrenched euro weakness relative to the U.S. dollar; the same can be said for the Bank of Japan (BOJ) and the yen. China continued to guide its currency lower for much of the period, as it has since 2015. The global oil supply-demand imbalance persisted throughout the year; the Organization of Petroleum Exporting Countries’ (OPEC) agreement to curb production in January temporarily bolstered markets, but prices hit a 3-month low at the end of the fiscal year due to record U.S. inventories and rising U.S. production.

Geopolitical Events

Geopolitical threats and an assortment of other noneconomic influences continued in various regions: civil war and domestic struggle in parts of the Middle East and Africa, the suffering of refugees and migrants in bordering countries and Europe, and acts of global terror.

Severe unrest continued in certain areas of the Middle East, driven by the opposing and overlapping regional interests of extremist groups, nationalist fighters and state actors. Syrian government forces appeared to consolidate gains in and around Aleppo late in the period, with assistance from Russia, while Iraqi forces, supported by U.S. military resources, began to make notable progress in reversing Islamic State gains. The U.S. military increased its air support following the end of the period, targeting both Syrian government and extremist positions, while also raising the profile of its involvement in Afghanistan by targeting Islamic State strongholds.

Despite the considerable aforementioned instability in the Middle East, the price of oil remained mostly insulated from regional developments. Oil-price weakness, which began to moderate in 2016, remained primarily attributable to oversupply. Energy-export-dependent Venezuela succumbed to the economically depressive effects of low oil prices during the period, as food shortages and a breakdown of the rule of law appeared to worsen, despite an eventual rebound in the price of oil. Brazil’s prospects also paled, then recovered partially, as a corruption investigation centering on its lead state-run oil company enveloped a cross-section of political leaders — culminating in the impeachment of President Dilma Rousseff. The OPEC reached an agreement in late-2016 with the cooperation of non-OPEC producers to enact production cuts in pursuit of a balanced market.

It will be interesting, however, to see the ultimate effects of the ensuing Syrian migrant crisis on the European Union (EU). Immigration served as one of the key points of contention leading up to Great Britain’s Brexit vote in late June to leave the European Union. U.K. Prime Minister David Cameron tendered his resignation as a result, and Theresa May was appointed to the office with a mandate to enact a formal withdrawal from the EU. Prime Minister May triggered Article 50 just before the end of the fiscal period and began the formal withdrawal process.

Immigration-driven uncertainty also took center stage in the months leading up to the U.S. presidential election, which Donald Trump ultimately won in November with a tough stance on immigration. President Trump’s early actions following his inauguration in January demonstrated a commitment to follow through on tighter U.S. immigration policy.

Economic Performance

U.S. economic growth slowed at the beginning of 2016, accelerated during the second quarter, jumped sharply in the third quarter and continued higher in the fourth quarter. The labor market continued to improve throughout the year: the unemployment rate fell, finishing the period at 4.5%, while the labor-force participation rate ended unchanged from a year ago at 63.0%. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year; although a modest increase in price pressures weighed on real personal income growth as the period progressed. The Fed raised its target interest rate in mid-December 2016, its second such move since 2006. Just before the fiscal period ended in March, the Fed raised its target interest rate again, the first of 3 projected rate increases in 2017.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	1

LETTER TO SHAREHOLDERS (Continued)

March 31, 2017

Market Developments

Financial markets ended the reporting period on a much different note than where they began. The first six weeks of the calendar year greeted investors with steep declines in risk markets, triggered by the continued collapse of oil prices and growing pains in China’s stock market. The tumble was followed by a sharp rebound particularly among high-yield bonds and energy related assets that was temporarily interrupted in late June by the U.K. Brexit vote. The rally continued shortly thereafter, albeit in narrower fashion: technology stocks and emerging markets led the way, as U.S. Treasury yields began to rise. The rally resumed in earnest after the U.S. presidential election, with a fresh emphasis on the laggards of recent years (small companies, value-oriented stocks and financials) at the expense of emerging markets.

Looking back on market performance for the full year, the MSCI All-Country World Index, a proxy for global equities, rose 15.04% in U.S. dollar terms. U.S. markets performed slightly better, as the S&P 500 Index returned 17.17%.

Equity market leadership, both in the U.S. and globally, progressed from defensive low-volatility sectors to growth-oriented sectors, then to financials and commodity-linked sectors. The latter group’s rally from years of depressed levels (due to regulatory impediments and energy-price weakness, respectively) provided a boost to value stocks, propelling the Russell 1000 Value Index to 19.22% for the period, while the Russell 1000 Growth Index returned 15.76%.

The preference for cyclicals also boosted small-cap stocks, which have lagged large caps over the last several years. U.S. small caps (Russell 2000 Index) outpaced large caps (Russell 1000 Index), delivering 26.22% and 17.43%, respectively.

Rates declined during the first half of the period on the heels of deflationary fears caused by low commodity prices and Brexit-related concerns. After hitting lows in July, rates began to rise. Economic growth exceeded expectations, and Trump’s victory sparked expectations of reflationary fiscal policy. The market began to price in a December Fed rate hike, causing Treasury rates to rise, particularly those at the front end of the yield curve. The Federal Reserve voted at their December 2016 and March 2017 meetings to increase the federal-funds rate target range to 0.75-1.00% and increased its projection for the pace of rate hikes in 2017 from two to three, citing strengthening labor-market conditions and firming inflation as the rationale.

Global markets witnessed a significant regime change during the period, as increases made to the U.S. federal funds rate are expected to launch a cycle of rising interest rates from historically low levels. Investors were also confronted by significant market rotations during the period, starting with a preference for safe-haven and defensive assets, then increasingly in favor of cyclically-sensitive segments.

Fixed-income leadership changed hands throughout the period. Sovereign bonds were favored during the early-2016 flight to quality. Local-currency-denominated emerging-market debt was the immediate beneficiary of the rebound but then retreated partially in the aftermath of the U.S. election. High-yield bonds began a steep recovery in early 2016 that would last the rest of the year.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, fell 1.90% in U.S. dollar terms during the reporting period. Emerging markets were favored, with the MSCI Emerging Markets Index up 17.21%. The high-yield market also had strong results, with the BofA Merrill Lynch US High Yield Constrained Index delivering 16.87%.

U.S. investment-grade corporate debt was positive, as the Bloomberg Barclays Investment Grade US Corporate Index returned 3.31%. U.S. mortgage- and asset-backed securities delivered lower returns in the reporting period, yet remained positive despite facing headwinds late in the period amid rising interest-rate expectations.

Resurgent inflation expectations gave a boost to inflation-sensitive assets, such as commodities and Treasury inflation-protected securities. The RJ/CRB Total Return Index (which represents the broad commodity market) delivered 9.45%, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) returned 1.45%.

2	SEI Asset Allocation Trust / Annual Report / March 31, 2017

Our View

We expect prevailing market sentiment to remain attuned to developments in the political-economic sphere. Investors initially interpreted the U.S. presidential election outcome as a boost to economic growth and inflation, which we believe seems generally correct. We anticipate a variety of bills, executive actions and departmental decisions set forth by the Trump administration that seek to foster bank lending, new-business formation and investment.

Nonetheless, there are still more questions than answers regarding the details of U.S. policies, timelines, implementations and impact. Likewise, there are a number of upcoming elections in Europe that, in conjunction with Brexit proceedings, will likely alter the landscape. Investors should be prepared for a more volatile ride as 2017 continues to unfold.

The risk of recession in the U.S. is still low, and we expect corporate earnings comparisons to turn positive, as oil and commodity prices stabilize. Although wage pressures appear to be building as the U.S. economy nears full employment, we think the hit to profit margins will be tempered by an increase in selling prices.

Within the stability-focused SAAT Funds (Defensive, Conservative and Moderate), we eliminated an overweight to large-cap equities (via the SIMT U.S. Large Cap Fund) and underweight to investment-grade fixed income (via the SIMT U.S. Fixed Income Fund) in the third quarter. In its place, we established an overweight to high-yield bonds (via the SIMT High Yield Bond Fund) and underweight to short-term government fixed income (via the SDIT Short- Duration Government Fund). We remain committed to the risk-on theme in the U.S. and find the high-yield market particularly attractive relative to many government and investment-grade securities, which offer comparably less-attractive returns given the low interest rate environment resulting from dovish central bank policies in developed economies.

Additionally, we updated the strategic asset allocations of all SAAT Funds in the fourth quarter of 2016 as a result of our ongoing research related to asset-class risk and return characteristics. Our changes were intended to improve the overall balance of risk exposures within each Fund and targeted several distinct themes: a reallocation of non-investment-grade fixed-income exposures, resulting in decreased weightings in favor of more-diversified market segments; a broadened emphasis on inflation management; and a reduction in equity home-country bias.

In our opinion, the valuation of U.S. equities is a moderate concern at this point. Economic and political disappointments are not as easily ignored now as they might be at lower valuation levels. Nonetheless, until interest rates start to rise at a faster-than-anticipated pace, or the economy shows early signs of entering a recession, we will continue to view price corrections as buying opportunities.

In fixed-income markets, we expect the normalization of interest rates to higher levels to proceed at a sedate pace. Lack of growth, not inflation, is the global economy’s biggest problem. That seems to be changing, but we do not look for aggressive tightening by central banks. The Fed may be leading the way, but until inflation becomes a bigger problem than it is now, even the U.S. central bank is likely to tread carefully. This should limit the danger of a debacle in the bond markets and also provide a favorable backdrop for equities.

The typical market fluctuations that come with a new administration could present attractive buying opportunities. Our portfolio managers will continue to closely monitor these developments in an effort to anticipate the effects and the opportunities they may present.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	3

LETTER TO SHAREHOLDERS (Concluded)

March 31, 2017

On behalf of SEI Investments, I thank you for your continued confidence. We are working every day to maintain that confidence, and look forward to serving your investment needs in the future.

Sincerely,

James Smigiel

Head and Chief Investment Officer of Non-Traditional Asset Management

4	SEI Asset Allocation Trust / Annual Report / March 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Defensive Strategy Fund

I. Objective

The Defensive Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing current income and the opportunity for limited capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended March 31, 2017, the Defensive Strategy Fund’s Class F Shares returned 2.44%. The Fund’s primary benchmark — the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index) — returned 0.44%.

IV. Fund Attribution

All underlying funds produced positive absolute returns after recovering from a rough start to 2016. As noted in the shareholder letter, investors were met by meaningful market changes during the period, starting with a flight to safe-haven and defensive assets. Government bonds were preferred during the early-2016 flight to quality. Local-currency-denominated emerging-market debt was the beneficiary of the rebound but then retreated modestly after the U.S. election. High-yield bonds began a sharp recovery in early 2016 that continued the rest of the year.

The Fund’s largest allocations were in SDIT Short- Duration Government, SIMT Multi-Asset Capital Stability and SIMT Conservative Income. Of the three, SIMT Multi- Asset Capital Stability contributed the most to absolute returns, followed by SIMT Conservative Income.

SIMT Multi-Asset Income, followed by SIMT High Yield Bond, SIMT U.S. Managed Volatility and SIMT U.S. Global Managed Volatility, was the largest contributor.

Despite a difficult year for some income-oriented assets, SIMT Multi-Asset Income performed well, thanks to an underweight to duration (a measure of price sensitivity to interest-rate changes). Allocations to floating-rate assets, asset-backed securities and bank loans contributed, as well as a small exposure to high-yield and tactical positioning in emerging-market debt. SIMT High Yield Bond was up substantially, led by a massive recovery in the energy sector, as oil prices found a bottom early in the year and then drifted higher. SIMT U.S. Managed Volatility and SIMT Global Managed Volatility performed well despite lower-volatility stocks underperforming riskier and more cyclical stocks.

SIMT Multi-Asset Capital Stability was challenged in the fourth quarter of 2016 due to its investment-grade fixed income exposures, but it benefited from exposures to credit and equity in the first quarter of 2017 and produced positive returns for the fiscal year.

All other investment-grade fixed-income asset returns were largely muted during the year as low interest rates persisted.

Three tactical tilts contributed to performance during the fiscal year. A short euro and long U.S. dollar position that was initiated in August 2015, based on our expectation that central bank policies would continue to diverge between the two currency areas, was maintained through the first quarter of 2017. Tilts into riskier assets from early- to mid-2016, based on our view that risk aversion was overdone, consisted of an underweight to SIMT U.S. Fixed Income and overweight to SIMT U.S. Large Cap from March to July, and then an underweight to SDIT Short-Duration Government and an overweight to SIMT High Yield Bond from July until December.

The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond benchmark over the fiscal year. SDIT Short Duration Government lagged the primary benchmark. SIMT Conservative Income was roughly flat over the period. All other funds outpaced the primary benchmark and contributed to Fund performance.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. As stated above, the Fund outperformed the primary benchmark; accordingly, overall performance was in line with our expectations for the Fund’s asset allocation. We believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

The Fund used currency forwards to establish a short euro, long U.S. dollar position. As noted above, this trade contributed to returns.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Defensive Strategy Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Fund, Class F	2.44%	1.56%	1.72%	0.97%	2.22%
Defensive Strategy Fund, Class I	2.09%	1.26%	1.45%	0.60%	1.97%
S&P 500 Index*	17.17%	10.37%	13.30%	7.51%	8.52%
Bloomberg Barclays U.S. Aggregate Bond Index**	0.44%	2.68%	2.34%	4.27%	4.17%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index***	0.71%	0.96%	0.93%	2.34%	2.43%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index****	0.30%	0.14%	0.11%	0.61%	1.22%

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Allocation Fund, Class F and Class I, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, and the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index

¹	For the period ended March 31, 2017. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
****	The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

6	SEI Asset Allocation Trust / Annual Report / March 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Defensive Strategy Allocation Fund

I. Objective

The Defensive Strategy Allocation Fund (the “Fund”) seeks to generate investment income while providing the opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended March 31, 2017, the Fund’s Class F shares returned 12.15%. The Fund’s primary benchmark — the Standard & Poor’s (S&P) 500 Index (the “Index”) — returned 17.17%.

IV. Fund Attribution

All underlying funds produced positive absolute returns after recovering from a rough start to 2016 as concerns over China and the global energy sector eased. As noted in the shareholder letter, risky assets delivered a tailwind after the surprise election of Donald Trump provided hope for business-friendly policy measures.

Of the top contributors, SIMT High Yield Bond led the way. It was up substantially, driven by a massive recovery in the energy sector, as oil prices found a bottom early in the year and then drifted higher.

SIMT U.S. Managed Volatility performed well despite lower-volatility stocks underperforming riskier and more cyclical stocks.

SIMT Real Estate ended the fiscal year positive after the persistence of low interest rates led to strong returns in the second quarter.

SIMT High Yield Bond outpaced the primary benchmark, the S&P 500 Index, and contributed to performance over the fiscal year. However, the Fund underperformed the primary benchmark, as its SIMT U.S. Managed Volatility and SIMT Real Estate allocations lagged large-cap U.S. stocks by a wide margin and detracted from Fund performance.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation— and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Allocation Fund, Class F	12.15%	7.57%	9.71%	6.62%	7.47%
S&P 500 Index*	17.17%	10.37%	13.30%	7.51%	8.52%
Bloomberg Barclays U.S. Aggregate Bond Index**	0.44%	2.68%	2.34%	4.27%	4.17%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index***	0.71%	0.96%	0.93%	2.34%	2.43%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index****	0.30%	0.14%	0.11%	0.61%	1.22%

SEI Asset Allocation Trust / Annual Report / March 31, 2017	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Defensive Strategy Allocation Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Allocation Fund, Class F, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, and the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index

¹	For the period ended March 31, 2017. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
****	The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

8	SEI Asset Allocation Trust / Annual Report / March 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Conservative Strategy Fund

I. Objective

The Conservative Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing the opportunity for modest capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended March 31, 2017, the Fund’s Class F shares returned 4.22%. The Fund’s primary benchmark — the Bloomberg Barclays U.S. Aggregate Bond Index — returned 0.44%.

IV. Fund Attribution

All underlying funds (with the exception of SIMT U.S. Fixed Income Fund which was roughly flat) produced positive absolute returns after recovering from a rough start to 2016. As noted in the shareholder letter, investors were met by meaningful market changes during the period, starting with a flight to safe-haven and defensive assets. Government bonds were preferred during the early-2016 flight to quality. Local-currency-denominated emerging-market debt was the beneficiary of the rebound but then retreated modestly after the U.S. election. High-yield bonds began a sharp recovery in early 2016 that continued the rest of the year.

The Fund’s largest allocations were in SIMT Multi-Asset Capital Stability, SDIT Short-Duration Government and SIMT U.S. Fixed Income. Of these three, SIMT Multi-Asset Capital Stability contributed the most to absolute return, while SDIT Short-Duration Government and SIMT U.S. Fixed Income had negligible impacts.

SIMT U.S. Global Managed Volatility, followed by SIMT High Yield Bond, SIMT U.S. Managed Volatility and

SIMT Multi-Asset Income, was the largest contributor. SIMT Global Managed Volatility and SIMT U.S. Managed Volatility performed well, despite lower-volatility stocks underperforming riskier and more cyclical stocks. SIMT High Yield Bond was up substantially, led by a massive recovery in the energy sector, as oil prices moved higher after bottoming early in the year. Despite a difficult year for some income-oriented assets, SIMT Multi-Asset Income performed well, thanks to an underweight to duration (a measure of price sensitivity to interest-rate changes). Allocations to floating-rate assets, like collateralized-loan obligations, asset-backed securities and bank loans contributed, as well as a small exposure to high-yield and tactical positioning in emerging-market debt.

SIMT Multi-Asset Capital Stability was challenged in the fourth quarter of 2016 due to its investment-grade fixed income exposures, but it benefited from exposures to credit and equity in the first quarter of 2017 and produced positive returns for the fiscal year.

All other investment-grade fixed-income asset returns were largely muted during the year as low interest rates persisted.

Three tactical tilts contributed to performance during the fiscal year. A short euro and long U.S. dollar position that was initiated in August 2015, based on our expectation that central bank policies would continue to diverge between the two currency areas, was maintained through the first quarter of 2017. Tilts into riskier assets from early- to mid-2016, based on our view that risk aversion was overdone (as noted in the shareholder letter), consisted of an underweight to SIMT U.S. Fixed Income and overweight to SIMT U.S. Large Cap from March to July, and then an underweight to SDIT Short-Duration Government and an overweight to SIMT High Yield Bond from July until December.

The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond benchmark over the fiscal year. SDIT Short Duration Government lagged the primary benchmark. SIMT Conservative Income was roughly flat over the period. All other funds outpaced the primary benchmark and contributed to Fund performance.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. As stated above, the Fund outperformed the benchmark; accordingly, overall performance was in line with our expectations for the Fund’s asset allocation. We believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Conservative Strategy Fund (Concluded)

The Fund used currency forwards to establish a short euro, long U.S. dollar position. As noted above, this trade contributed to returns.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Fund, Class F	4.22%	2.63%	3.34%	1.65%	3.30%
Conservative Strategy Fund, Class D	3.55%	1.85%	2.47%	0.63%	2.20%
Conservative Strategy Fund, Class I	4.09%	2.41%	3.11%	1.41%	3.19%
S&P 500 Index*	17.17%	10.37%	13.30%	7.51%	8.52%
Bloomberg Barclays U.S. Aggregate Bond Index**	0.44%	2.68%	2.34%	4.27%	4.17%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index***	0.71%	0.96%	0.93%	2.34%	2.43%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index****	0.30%	0.14%	0.11%	0.61%	1.22%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Fund, Class F, Class D and Class I, the S&P 500 Index, the Bloomberg Barclays Capital U.S. Aggregate Bond Index, the Bloomberg Barclays Capital 1-3 Year U.S. Government/ Credit Index, and the Bloomberg Barclays Capital 1-3 Month U.S. Treasury Bill Index

¹	For the period ended March 31, 2017. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class F shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
****	The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

10	SEI Asset Allocation Trust / Annual Report / March 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Conservative Strategy Allocation Fund

I. Objective

The Conservative Strategy Allocation Fund (the “Fund”) seeks to generate investment income while providing the opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended March 31, 2017, the Fund’s Class F Shares returned 11.57%. The Fund’s primary benchmark — the S&P 500 Index (the “Index”) — returned 17.17%.

IV. Fund Attribution

All underlying funds produced positive absolute returns after recovering from a rough start to 2016 as concerns over China and the global energy sector eased. As noted in the shareholder letter, risky assets delivered a tailwind after the surprise election of Donald Trump provided hope for business-friendly policy measures.

Of the top contributors, SIMT High Yield Bond led the way. It was up substantially, driven by a massive recovery in the energy sector, as oil prices found a bottom early in the year and then drifted higher.

SIMT U.S. Managed Volatility performed well despite lower-volatility stocks underperforming riskier and more cyclical stocks.

SIMT Real Estate ended the fiscal year positive after the persistence of low interest rates led to strong returns in the second quarter of 2016.

SIMT High Yield Bond outpaced the primary benchmark, the S&P 500 Index, and contributed to performance over the fiscal year. However, the Fund underperformed the primary benchmark, as its SIMT U.S. Managed Volatility and SIMT Real Estate allocations lagged large-cap U.S. stocks by a wide margin and detracted from Fund performance.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation—and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Allocation Fund, Class F	11.57%	7.93%	10.13%	6.85%	8.10%
S&P 500 Index*	17.17%	10.37%	13.30%	7.51%	8.52%
Bloomberg Barclays U.S. Aggregate Bond Index**	0.44%	2.68%	2.34%	4.27%	4.17%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index***	0.71%	0.96%	0.93%	2.34%	2.43%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index****	0.30%	0.14%	0.11%	0.61%	1.22%

SEI Asset Allocation Trust / Annual Report / March 31, 2017	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Conservative Strategy Allocation Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Allocation Fund, Class F, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, and the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index

¹	For the period ended March 31, 2017. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
****	The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

12	SEI Asset Allocation Trust / Annual Report / March 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Moderate Strategy Fund

I. Objective

The Moderate Strategy Fund (the “Fund”) seeks to provide capital appreciation while managing the risk of loss.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended March 31, 2017, the Moderate Strategy Fund, Class F shares returned 6.68%. The Fund’s primary benchmark — the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) — returned 0.44%.

IV. Fund Attribution

All underlying funds (with the exception of SIMT U.S. Fixed Income which was roughly flat) produced positive absolute returns after recovering from a rough start to 2016. As noted in the shareholder letter, investors were met by meaningful market changes during the period, starting with a flight to safe-haven and defensive assets. Government bonds were preferred during the early-2016 flight to quality. Local-currency-denominated emerging-market debt was the beneficiary of the rebound but then retreated modestly after the U.S. election. High-yield bonds began a sharp recovery in early 2016 that continued the rest of the year.

The Fund’s largest allocations were in SIMT U.S. Fixed Income, SIMT Multi-Asset Accumulation and SIMT Global Managed Volatility. Of the three, SIMT Global Managed Volatility contributed the most to absolute returns, followed by SIMT Multi-Asset Accumulation.

SIMT U.S. Global Managed Volatility, followed by SIMT High Yield Bond, SIMT U.S. Managed Volatility and

SIMT Multi-Asset Income, was the largest contributor. SIMT Global Managed Volatility and SIMT U.S. Managed Volatility performed well, despite lower-volatility stocks underperforming riskier and more cyclical stocks. SIMT High Yield Bond was up substantially, led by a massive recovery in the energy sector, as oil prices moved higher after bottoming early in the year. SIMT Multi-Asset Accumulation was a top contributor during the fiscal year, led by a rebound in oil during the second half of 2016 and the outperformance of global equities over U.S. equities in early 2017.

SIMT Multi-Asset Income performed well, thanks to an underweight to duration (a measure of price sensitivity to interest-rate changes), allocations to floating-rate assets, asset-backed securities and bank loans, a small exposure to high-yield and tactical positioning in emerging-market debt.

All other investment-grade fixed income asset returns were largely muted during the year as low interest rates persisted.

Three tactical tilts contributed to performance during the fiscal year. A short euro and long U.S. dollar position that was initiated in August 2015, based on our expectation that central bank policies would continue to diverge between the two currency areas, was maintained through the first quarter of 2017. Tilts into riskier assets from early- to mid-2016, based on our view that risk aversion was overdone (as noted in the shareholder letter), consisted of an underweight to SIMT U.S. Fixed Income and overweight to SIMT U.S. Large Cap from March to July, and then an underweight to SDIT Short-Duration Government and an overweight to SIMT High Yield Bond from July until December.

The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond benchmark over the fiscal year. SDIT Short Duration Government lagged the primary benchmark. SIMT Conservative Income was roughly flat over the period. All other funds outpaced the primary benchmark and contributed to Fund performance.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. As stated above, the Fund outperformed the benchmark; accordingly, overall performance was in line with our expectations for the Fund’s asset allocation. We believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

The Fund used currency forwards to establish a short euro, long U.S. dollar position. As noted above, this trade contributed to returns.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Moderate Strategy Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Fund, Class F	6.68%	3.96%	4.85%	2.88%	4.71%
Moderate Strategy Fund, Class D	5.82%	3.12%	3.98%	1.85%	3.59%
Moderate Strategy Fund, Class I	6.32%	3.67%	4.57%	2.62%	4.63%
S&P 500 Index*	17.17%	10.37%	13.30%	7.51%	8.52%
Bloomberg Barclays U.S. Aggregate Bond Index**	0.44%	2.68%	2.34%	4.27%	4.17%
MSCI EAFE Index***	11.67%	0.50%	5.83%	1.05%	6.09%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index****	0.71%	0.96%	0.93%	2.34%	2.43%

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Fund, Class F, Class D and Class I, the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the MSCI EAFE Index, and the Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index

¹	For the period ended March 31, 2017. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class A shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.
****	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

14	SEI Asset Allocation Trust / Annual Report / March 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Moderate Strategy Allocation Fund

I. Objective

The Moderate Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended March 31, 2017, the Moderate Strategy Allocation Fund, Class F Shares, returned 12.35%. The Fund’s primary benchmark — the S&P 500 Index (the “index”) — returned 17.17%.

IV. Fund Attribution

All underlying funds produced positive absolute returns after recovering from a rough start to 2016 as concerns over China and the global energy sector eased. As noted in the shareholder letter, risky assets delivered a tailwind after the surprise election of Donald Trump provided hope for business-friendly policy measures.

Of the top contributors, SIMT U.S. Managed Volatility led the way. A large part of the contribution was due to the size of its allocation in the Fund; however, U.S. Managed Volatility performed well despite lower-volatility stocks underperforming riskier and more cyclical stocks.

SIMT High Yield Bond was up substantially, led by a massive recovery in the energy sector, as oil prices found a bottom early in the year and then drifted higher.

An asset-class regime shift from U.S. stocks to international equity in the first quarter of 2017 helped SIT International Equity contribute to portfolio returns despite it’s lower allocation.

SIMT High Yield Bond outpaced the primary benchmark, the S&P 500 Index, and contributed to performance over the fiscal year. However, the Fund underperformed the primary benchmark, as its SIMT U.S. Managed Volatility, SIMT Real Estate and SIT International Equity allocations lagged large-cap U.S. stocks by a wide margin and detracted from Fund performance.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation—and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Allocation Fund, Class F	12.35%	7.41%	10.64%	6.42%	7.76%
S&P 500 Index*	17.17%	10.37%	13.30%	7.51%	8.52%
Bloomberg Barclays U.S. Aggregate Bond Index**	0.44%	2.68%	2.34%	4.27%	4.17%
MSCI EAFE Index***	11.67%	0.50%	5.83%	1.05%	6.09%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index***	0.71%	0.96%	0.93%	2.34%	2.43%

SEI Asset Allocation Trust / Annual Report / March 31, 2017	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Moderate Strategy Allocation Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Allocation Fund, Class F, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI EAFE Index, and the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index

¹	For the period ended March 31, 2017. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.
****	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

16	SEI Asset Allocation Trust / Annual Report / March 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Aggressive Strategy Fund

I. Objective

The Aggressive Strategy Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended March 31, 2017, the Aggressive Strategy Fund, Class F Shares, returned 12.75%. The Fund’s primary benchmark — the S&P 500 Index (the “Index”) — returned 17.17%.

IV. Fund Attribution

All underlying funds (with the exception of SIMT U.S. Fixed Income Fund which was roughly flat) produced positive absolute returns after recovering from a rough start to 2016 as concerns over China and the global energy sector eased. As noted in the shareholder letter, risky assets delivered a tailwind after the surprise election of Donald Trump provided hope for business-friendly policy measures.

The Fund’s largest allocations were in SIMT Large Cap, SIMT International Equity and SIMT Multi-Asset Accumulation. Of the three, SIMT Large Cap contributed the most to absolute returns, followed by SIMT International Equity.

SIMT Large Cap enjoyed an extended period of positive performance during the fiscal year thanks to the risk-on sentiment of the asset class, as noted in the shareholder letter. An asset-class regime shift from U.S. stocks to international equity in the first quarter of 2017 helped SIT International Equity contribute to portfolio returns. SIMT Multi-Asset Accumulation was a top contributor during the fiscal year, led by a rebound in oil during the second half of 2016 and the outperformance of global equities over U.S. equities in early 2017.

SIMT Dynamic Asset Allocation finished the fiscal period as a contributor primarily due to large-cap stock exposure.

SIMT High Yield Bond was up substantially, led by a massive recovery in the energy sector, as oil prices found a bottom early in the year and then drifted higher.

SIMT Emerging Markets Debt and SIMT Emerging Markets Equity rebounded well after the election of Donald Trump in late 2016. Both gained significantly in the first quarter of 2017.

The Fund underperformed its primary benchmark, the S&P 500 Index, over the fiscal year. SIMT Dynamic Asset Allocation, SIMT High Yield Bond and SIT Emerging Markets Equity contributed to relative performance. SIMT Small Cap was roughly flat over the period. All other funds in the strategy detracted from Fund performance over the fiscal year.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. As stated above, the Fund underperformed the benchmark; however, overall performance was in line with our expectations for the Fund’s asset allocation. We believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Aggressive Strategy Fund, Class F	12.75%	4.43%	7.20%	3.42%	5.95%
Aggressive Strategy Fund, Class D	11.91%	3.64%	6.40%	2.39%	4.84%
Aggressive Strategy Fund, Class I	12.38%	4.17%	6.95%	3.16%	5.62%
S&P 500 Index*	17.17%	10.37%	13.30%	7.51%	8.52%
Barclays U.S. Aggregate Bond Index**	0.44%	2.68%	2.34%	4.27%	4.17%
MSCI EAFE Index***	11.67%	0.50%	5.83%	1.05%	6.09%

SEI Asset Allocation Trust / Annual Report / March 31, 2017	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Aggressive Strategy Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Aggressive Strategy Fund, Class F, Class D and Class I, versus the S&P 500 Index and the MSCI EAFE Index

¹	For the period ended March 31, 2017. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class F shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

18	SEI Asset Allocation Trust / Annual Report / March 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2017 (Unaudited)

Tax-Managed Aggressive Strategy Fund

I. Objective

The Tax-Managed Aggressive Strategy Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment In Underlying SEI Funds

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the year ended March 31, 2017, the Fund’s Class F shares returned 14.51%. The Fund’s primary benchmark—the Standard & Poor’s 500 Index—returned 17.17%.

IV. Fund Attribution

All underlying funds produced positive absolute returns after recovering from a rough start to 2016 as concerns over China and the global energy sector eased. As noted in the shareholder letter, risky assets delivered a tailwind after the surprise election of Donald Trump provided hope for business-friendly policy measures.

Of the top contributors, SIMT Tax-Managed Large Cap lead the way. A large part of the contribution is due to the size of the allocation in the Fund; however, large-cap enjoyed an extended period of positive performance during the fiscal year thanks to the risk-on sentiment of the asset class, as noted in the shareholder letter.

Small-cap stocks outperformed large cap for a majority of the fiscal period, accordingly; SIMT Tax-Managed Small Cap performed well in the Fund largely due to discussions of tax reform and repatriation of overseas money by U.S. businesses.

SIMT High Yield Bond was up substantially, led by a massive recovery in the energy sector, as oil prices found a bottom early in the year and then drifted higher.

An asset-class regime shift from U.S. stocks to international equity in the first quarter of 2017 helped the SIT International Equity fund contribute to portfolio returns.

SIMT High Yield Bond and SIT Emerging Markets Equity outpaced the primary benchmark, the S&P 500 Index, over the fiscal year. However, the Fund underperformed the primary benchmark as a result of its allocations to SIMT Tax-Managed Large Cap, SIMT Tax-Managed Small Cap, SIT Emerging Market Debt and SIT International Equity, which lagged large-cap U.S. stocks and detracted from Fund performance.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation — and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Tax-Managed Aggressive Strategy Fund, Class F	14.51%	5.08%	9.24%	4.88%	6.96%
S&P 500 Index*	17.17%	10.37%	13.30%	7.51%	8.52%
Barclays U.S. Aggregate Bond Index**	0.44%	2.68%	2.34%	4.27%	4.17%
MSCI EAFE Index***	11.67%	0.50%	5.83%	1.05%	6.09%

SEI Asset Allocation Trust / Annual Report / March 31, 2017	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Tax-Managed Aggressive Strategy Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Aggressive Strategy Fund, Class F, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index

¹	For the period ended March 31, 2017. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

20	SEI Asset Allocation Trust / Annual Report / March 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Core Market Strategy Fund

I. Objective

The Core Market Strategy Fund (the “Fund”) seeks to provide capital appreciation while maintaining broad equity and fixed-income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the year ended March 31, 2017, the Fund’s Class F shares returned 8.65%. The Fund’s primary benchmark—the Bloomberg Barclays U.S. Aggregate Bond Index—returned 0.44%.

IV. Fund Attribution

All underlying funds produced positive absolute returns after recovering from a rough start to 2016 as concerns over China and the global energy sector eased. As noted in the shareholder letter, investors were met by meaningful market changes during the period, starting with a flight to safe-haven and defensive assets. Government bonds were preferred during the early-2016 flight to quality. Local-currency-denominated emerging-market debt was the beneficiary of the rebound but then retreated modestly after the U.S. election. High-yield bonds began a sharp recovery in early 2016 that continued the rest of the year.

The Fund’s largest allocations were in SIMT U.S. Fixed Income Fund, SIMT Multi-Asset Accumulation and SIMT Large Cap. Of the three, SIMT Large Cap contributed the most to absolute returns, followed by SIMT Multi-Asset Accumulation.

SIMT Large Cap, followed by SIMT Multi-Asset Accumulation and SIMT High Yield Bond, was the largest contributor. SIMT Large Cap experienced an extended period of positive performance during the fiscal year, thanks to the risk-on sentiment of the asset class, as noted in the shareholder letter. SIMT Multi-Asset Accumulation was a top contributor during the fiscal year, led by a rebound in oil during the second half of 2016 and the outperformance of global equities over U.S. equities in early 2017. SIMT High Yield Bond was up substantially, led by a massive recovery in the energy sector, as oil prices found a bottom early in the year and then drifted higher.

An asset-class regime shift from U.S. stocks to international equity in the first quarter of 2017 helped SIT International Equity contribute to portfolio returns.

SIMT Emerging Markets Debt and SIMT Emerging Markets Equity rebounded well after the election of Donald Trump in late 2016. Both gained significantly in the first quarter of 2017.

The Fund outperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, over the fiscal year. There were no relative detractors as all funds outpaced the primary benchmark and contributed to Fund performance.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. As stated above, the Fund outperformed the benchmark; accordingly, overall performance was in line with our expectations for the Fund’s asset allocation. We believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Fund, Class F	8.65%	3.32%	4.82%	3.78%	5.03%
Core Market Strategy Fund, Class I	8.37%	3.75%	4.98%	3.90%	5.30%
S&P 500 Index*	17.17%	10.37%	13.30%	7.51%	8.52%
Barclays U.S. Aggregate Bond Index**	0.44%	2.68%	2.34%	4.27%	4.17%
MSCI EAFE Index***	11.67%	0.50%	5.83%	1.05%	6.09%

SEI Asset Allocation Trust / Annual Report / March 31, 2017	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Core Market Strategy Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Fund, Class F and Class I, versus the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index

¹	For the period ended March 31, 2017. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

22	SEI Asset Allocation Trust / Annual Report / March 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Core Market Strategy Allocation Fund

I. Objective

The Core Market Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the year ended March 31, 2017, the Fund’s Class F shares returned 14.55%. The Fund’s primary benchmark—the Standard & Poor’s 500 Index—returned 17.17%.

IV. Fund Attribution

All underlying funds produced positive absolute returns after recovering from a rough start to 2016 as concerns over China and the global energy sector eased. As noted in the shareholder letter, risky assets delivered a tailwind after the surprise election of Donald Trump provided hope for business-friendly policy measures.

Of the top contributors, SIMT Tax-Managed Large Cap led the way. A large part of the contribution was due to the size of the allocation in the Fund; however, large-cap stocks enjoyed an extended period of positive performance during the fiscal year thanks to the risk-on sentiment of the asset class, as noted in the shareholder letter.

Small-cap stocks outperformed large caps for a majority of the fiscal period; accordingly, SIMT Tax-Managed Small Cap performed well in the Fund largely due to discussions of tax reform and repatriation of overseas money by U.S. businesses.

SIMT High Yield Bond was a contributor to absolute returns. It was up substantially, led by a massive recovery in the energy sector, thanks to oil prices finding a bottom early in the year and drifting higher over the rest of year.

An asset-class regime shift from U.S. stocks to international equity in the first quarter of 2017 helped SIT International Equity contribute to portfolio returns.

SIMT High Yield Bond and SIT Emerging Markets Equity outpaced the primary benchmark, the S&P 500 Index, over the fiscal year. However, the Fund underperformed the Index as a result of its SIMT Tax-Managed Large Cap, SIMT Tax-Managed Small Cap, SIT Emerging Market Debt and SIT International Equity allocations, which lagged large-cap U.S. stocks and detracted from Fund performance.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation — and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Allocation Fund, Class F	14.55%	5.10%	9.22%	4.67%	6.36%
S&P 500 Index*	17.17%	10.37%	13.30%	7.51%	8.52%
Barclays U.S. Aggregate Bond Index**	0.44%	2.68%	2.34%	4.27%	4.17%
MSCI EAFE Index***	11.67%	0.50%	5.83%	1.05%	6.09%

SEI Asset Allocation Trust / Annual Report / March 31, 2017	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Core Market Strategy Allocation Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Allocation Fund, Class F, versus the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index

¹	For the period ended March 31, 2017. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

24	SEI Asset Allocation Trust / Annual Report / March 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Market Growth Strategy Fund

I. Objective

The Market Growth Strategy Fund (the “Fund”) seeks to provide capital appreciation while maintaining broad equity and fixed-income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the year ended March 31, 2017, the Fund’s Class F shares returned 10.15%. The Fund’s primary benchmark—the Standard & Poor’s 500 Index—returned 17.17%.

IV. Fund Attribution

All underlying Funds produced positive after recovering from a rough start to 2016 caused by concerns over China and the global energy sector. Risky assets gained an additional tailwind following the surprise election of Donald Trump on hopes for business-friendly policy measures.

The Fund’s largest allocations were in SIMT Multi-Asset Accumulation, SIMT Large Cap and SIMT International Equity. Of the three, SIMT Large Cap contributed the most to absolute returns, followed by SIMT Multi-Asset Accumulation.

SIMT Large Cap, followed by SIMT Multi-Asset Accumulation and SIT International Equity, was the largest contributor. SIMT Large Cap enjoyed an extended period of positive performance during the fiscal year thanks to the risk-on sentiment of the asset class, as noted in the shareholder letter. SIMT Multi-Asset Accumulation was a top contributor during the fiscal year, led by a rebound in oil during the second half of 2016 and the outperformance of global equities over U.S. equities in early 2017. An asset-class regime shift from U.S. stocks to international equity in the first quarter of 2017 helped SIT International Equity contribute to portfolio returns.

SIMT High Yield Bond was up substantially, led by a massive recovery in the energy sector, as oil prices found a bottom early in the year and then drifted higher.

SIMT Dynamic Asset Allocation finished the fiscal period positive and benefited from large-cap exposure.

SIMT Emerging Markets Debt and SIMT Emerging Markets Equity rebounded well after the election of Donald Trump in late 2016. Both gained significantly in the first quarter of 2017.

The Fund underperformed its primary benchmark, the S&P 500 Index, over the fiscal year. SIMT Dynamic Asset Allocation, SIMT High Yield Bond and SIT Emerging Markets Equity contributed to relative performance. SIMT Small Cap was roughly flat over the period. All other funds in the strategy detracted from Fund performance.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation — and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Fund, Class F	10.15%	3.57%	5.44%	3.36%	5.24%
Market Growth Strategy Fund, Class D	9.37%	2.80%	4.62%	2.34%	4.14%
Market Growth Strategy Fund, Class I	9.94%	3.32%	5.19%	3.11%	4.97%
S&P 500 Index*	17.17%	10.37%	13.30%	7.51%	8.52%
Barclays U.S. Aggregate Bond Index**	0.44%	2.68%	2.34%	4.27%	4.17%
MSCI EAFE Index***	11.67%	0.50%	5.83%	1.05%	6.09%

SEI Asset Allocation Trust / Annual Report / March 31, 2017	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Market Growth Strategy Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Fund, Class F, Class D and Class I, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index

¹	For the period ended March 31, 2017. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class F shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

26	SEI Asset Allocation Trust / Annual Report / March 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Market Growth Strategy Allocation Fund

I. Objective

The Market Growth Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment In Underlying SEI Funds

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the year ended March 31, 2017, the Fund’s Class F shares returned 14.55%. The Fund’s primary benchmark—the Standard & Poor’s 500 Index—returned 17.17%.

IV. Fund Attribution

All underlying funds produced positive absolute returns after recovering from a rough start to 2016 as concerns over China and the global energy sector eased. As noted in the shareholder letter, risky assets delivered a tailwind after the surprise election of Donald Trump provided hope for business-friendly policy measures.

Of the top contributors, SIMT Tax-Managed Large Cap led the way. A large part of the contribution was due to the size of the allocation in the Fund; however, large-cap stocks enjoyed an extended period of positive performance during the fiscal year thanks to the risk-on sentiment of the asset class, as noted in the shareholder letter.

Small-cap stocks outperformed large caps for a majority of the fiscal period. SIMT Tax-Managed Small Cap performed well in the Fund largely due to discussions of tax reform and repatriation of overseas money by U.S. businesses.

SIMT High Yield Bond was up substantially, led by a massive recovery in the energy sector, as oil prices found a bottom early in the year and then drifted higher.

An asset-class regime shift from U.S. stocks to international equity in the first quarter of 2017 helped SIT International Equity contribute to portfolio returns.

SIMT High Yield Bond and SIT Emerging Markets Equity outpaced the primary benchmark, the S&P 500 Index, over the fiscal year. However, the Fund underperformed the primary benchmark as a result of its allocations to SIMT Tax-Managed Large Cap, SIMT Tax-Managed Small Cap, SIT Emerging Market Debt and SIT International Equity, which lagged large-cap U.S. stocks and detracted from Fund performance.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation — and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Allocation Fund, Class F	14.55%	5.09%	9.22%	4.89%	6.67%
S&P 500 Index*	17.17%	10.37%	13.30%	7.51%	8.52%
Barclays U.S. Aggregate Bond Index**	0.44%	2.68%	2.34%	4.27%	4.17%
MSCI EAFE Index***	11.67%	0.50%	5.83%	1.05%	6.09%

SEI Asset Allocation Trust / Annual Report / March 31, 2017	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2017 (Unaudited)

Market Growth Strategy Allocation Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Allocation Fund, Class F, versus the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index

¹	For the period ended March 31, 2017. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

28	SEI Asset Allocation Trust / Annual Report / March 31, 2017

SCHEDULE OF INVESTMENTS

March 31, 2017

Defensive Strategy Fund

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 56.0%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	941,637	$9,803
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	501,973	5,020
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	34,837	252
SEI Institutional Managed Trust Real Return Fund, Cl Y	164,062	1,673
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	199,543	2,011

Total Fixed Income Funds (Cost $18,926) ($ Thousands)		18,759

Multi-Asset Funds — 30.0%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	661,030	6,690
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	155,799	1,672
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	194,466	1,672

Total Multi-Asset Funds (Cost $10,210) ($ Thousands)		10,034

Equity Funds — 9.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	147,364	1,670
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	75,392	1,337

Total Equity Funds (Cost $2,933) ($ Thousands)		3,007

Money Market Fund (A) — 5.0%
SEI Daily Income Trust Government Fund, Cl F, 0.530%	1,672,816	1,673

Total Money Market Fund (Cost $1,673) ($ Thousands)		1,673

Total Investments — 100.0% (Cost $33,742) ($ Thousands)		$33,473

Percentages are based on Net Assets of $33,468 ($ Thousands).

(A)	Rate shown is the 7-day effective yield as of March 31, 2017.

Cl — Class

EUR — Euro

USD — U.S. Dollar

A list of the open forward foreign currency contracts held by the Fund at March 31, 2017, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation ($ Thousands)
04/28/17	EUR	231	USD	249	$2

A list of the counterparties for the open forward foreign currency contracts held by the Fund at March 31, 2017, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Brown Brothers Harriman	$(248)	$249	$2

For the year ended March 31, 2017, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

The following is a list of the level of inputs used as of March 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$33,473	$–	$–	$33,473

Total Investments in Securities	$33,473	$–	$–	$33,473

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts *
Unrealized Appreciation	$–	$2	$–	$2

Total Other Financial Instruments	$–	$2	$–	$2

*	Forwards contracts are valued at unrealized appreciation on the instrument.

As of March 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2017, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	29

SCHEDULE OF INVESTMENTS

March 31, 2017

Defensive Strategy Fund (Concluded)

The following is summary of the transactions with affiliates for the year ended March 31, 2017 ($ Thousands):

	Value 3/31/2016	Purchases at Cost	Proceeds from Sales*	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2017	Dividend Income
SEI Daily Income Trust Short Duration Government Fund, Class Y	$9,619	$4,955	$(4,674)	$7	$(104)	$9,803	$124
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class Y	1,110	316	(1,429)	3	—	—	7
SEI Institutional Managed Trust Conservative Income Class Y	—	10,779	(5,759)	—	—	5,020	30
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	1,120	590	(1,564)	70	36	252	49
SEI Institutional Managed Trust Real Return Fund, Class Y	2,229	751	(1,332)	15	10	1,673	—
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	2,105	1,000	(1,029)	35	(100)	2,011	43
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	7,421	2,584	(3,346)	24	7	6,690	17
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	1,860	628	(942)	27	99	1,672	72
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	1,857	725	(915)	(21)	26	1,672	24
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	1,124	1,267	(764)	102	(59)	1,670	54
SEI Institutional Managed Trust Large Cap Fund, Class Y	93	138	(236)	6	(1)	—	1
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	1,123	840	(715)	106	(17)	1,337	20
SEI Daily Income Trust Government Fund, Class F	—	3,589	(1,916)	—	—	1,673	5
SEI Liquid Asset Trust Prime Obligation Fund, Class A	7,379	39	(7,418)	—	—	—	—

Totals	$37,040	$ 28,201	$ (32,039)	$374	$(103)	$33,473	$446

* Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(32,145).

The accompanying notes are an integral part of the financial statements.

30	SEI Asset Allocation Trust / Annual Report / March 31, 2017

SCHEDULE OF INVESTMENTS

March 31, 2017

Defensive Strategy Allocation Fund

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 59.9%
SEI Institutional Managed Trust Real Estate Fund, Cl Y	96,003	$ 1,672
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	187,524	3,327

Total Equity Funds (Cost $4,387) ($ Thousands)		4,999

Fixed Income Fund — 40.1%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	462,514	3,344

Total Fixed Income Fund (Cost $3,494) ($ Thousands)		3,344

Total Investments — 100.0% (Cost $7,881) ($ Thousands)		$ 8,343

Percentages are based on Net Assets of $8,341 ($ Thousands).

Cl — Class

As of March 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2017, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2017 ($ Thousands):

Security Description	Value 3/31/2016	Purchases at Cost	Proceeds from Sales*	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2017	Dividend Income
SEI Institutional Managed Trust Real Estate Fund, Class Y	$1,559	$878	$(602)	$108	$(271)	$1,672	$30
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	3,109	758	(752)	69	143	3,327	55
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	3,129	978	(1,057)	(72)	366	3,344	197

Totals	$7,797	$2,614	$(2,411)	$105	$238	$8,343	$282

* Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(2,654).

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	31

SCHEDULE OF INVESTMENTS

March 31, 2017

Conservative Strategy Fund

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 51.0%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	1,286,501	$ 13,393
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	402,298	3,758
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	280,643	2,795
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	939,230	9,392
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	487,878	3,527
SEI Institutional Managed Trust Real Return Fund, Cl Y	368,348	3,757
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	1,118,981	11,279

Total Fixed Income Funds (Cost $48,400) ($ Thousands)		47,901

Multi-Asset Funds — 31.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	291,985	2,812
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	1,577,305	15,962
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	524,850	5,632
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	545,907	4,695

Total Multi-Asset Funds (Cost $29,583) ($ Thousands)		29,101

Equity Funds — 18.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	909,454	10,304
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	370,396	6,571

Total Equity Funds (Cost $15,682) ($ Thousands)		16,875

Total Investments — 100.0% (Cost $93,665) ($ Thousands)		$ 93,877

Percentages are based on Net Assets of $93,858 ($ Thousands).

Cl — Class

EUR — Euro

USD — U.S. Dollar

A list of the open forward foreign currency contracts held by the Fund at March 31, 2017, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation ($ Thousands)
04/28/17	EUR	661	USD	712	$5

A list of the counterparties for the open forward foreign currency contracts held by the Fund at March 31, 2017, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Brown Brothers Harriman	$(708)	$712	$5

For the year ended March 31, 2017, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

The following is a list of the level of inputs used as of March 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$93,877	$—	$—	$93,877

Total Investments in Securities	$93,877	$—	$—	$93,877

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$5	$—	$5

Total Other Financial Instruments	$—	$5	$—	$5

* Forwards contracts are valued at unrealized appreciation on the instrument.

As of March 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2017, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—” are $0 or have been rounded to $0.

32	SEI Asset Allocation Trust / Annual Report / March 31, 2017

The following is summary of the transactions with affiliates for the year ended March 31, 2017 ($ Thousands):

Security Description	Value 3/31/2016	Purchases at Cost	Proceeds from Sales*	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2017	Dividend Income
SEI Daily Income Trust Short-Duration Government Fund, Class Y	$ 13,440	$ 4,216	$ (4,131)	$ 10	$ (142)	$ 13,393	$ 169
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class Y	5,174	874	(2,310)	8	12	3,758	55
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	2,130	1,553	(1,002)	(7)	121	2,795	52
SEI Institutional Managed Trust Conservative Income Class Y	—	20,442	(11,050)	—	—	9,392	57
SEI Institutional Managed Trust Enhanced Income Fund, Class Y	3,114	456	(3,595)	(65)	90	—	50
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	6,301	1,912	(5,258)	49	523	3,527	316
SEI Institutional Managed Trust Real Return Fund, Class Y	6,254	953	(3,519)	46	23	3,757	—
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	7,944	6,307	(2,576)	88	(484)	11,279	196
SEI Institutional Managed Trust Conservative Income Fund, Class Y	—	3,240	(294)	6	(140)	2,812	29
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	15,602	4,501	(4,213)	29	43	15,962	40
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	7,309	1,193	(3,343)	122	351	5,632	262
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	8,330	1,437	(5,178)	(347)	453	4,695	68
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	9,497	4,219	(3,734)	1,034	(712)	10,304	328
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	8,425	1,675	(3,992)	1,550	(1,087)	6,571	133
SEI Institutional Managed Trust Large Cap Fund, Class Y	161	433	(604)	12	(2)	—	2
SEI Liquid Asset Trust Prime Obligation Fund, Class A	10,314	65	(10,379)	—	—	—	—

Totals	$ 103,995	$ 53,476	$ (65,178)	$ 2,535	$ (951)	$ 93,877	$ 1,757

* Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(65,786).

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	33

SCHEDULE OF INVESTMENTS

March 31, 2017

Conservative Strategy Allocation Fund

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 67.0%
SEI Institutional Managed Trust Real Estate Fund, Cl Y	560,182	$9,758
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,121,735	19,900

Total Equity Funds (Cost $25,017) ($ Thousands)		29,658

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Fixed Income Fund — 33.0%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	2,024,542	$14,637

Total Fixed Income Fund (Cost $14,516) ($ Thousands)		14,637

Total Investments — 100.0% (Cost $39,533) ($ Thousands)		$44,295

Percentages are based on Net Assets of $44,284 ($ Thousands).

Cl — Class

As of March 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2017, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2017 ($ Thousands):

Security Description	Value 3/31/2016	Purchases at Cost	Proceeds from Sales*	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2017	Dividend Income
SEI Institutional Managed Trust Real Estate Fund, Class Y	$ 9,297	$ 3,523	$ (2,082)	$ 259	$ (1,239)	$ 9,758	$ 174
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	18,748	3,637	(3,774)	510	779	19,900	332
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	13,740	3,560	(3,970)	18	1,289	14,637	874

Totals	$41,785	$10,720	$(9,826)	$787	$ 829	$ 44,295	$ 1,380

* Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(11,286).

The accompanying notes are an integral part of the financial statements.

34	SEI Asset Allocation Trust / Annual Report / March 31, 2017

SCHEDULE OF INVESTMENTS

March 31, 2017

Moderate Strategy Fund

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 36.0%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	1,376,020	$14,324
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	707,605	6,609
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	658,566	6,559
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,376,471	9,952
SEI Institutional Managed Trust Real Return Fund, Cl Y	647,310	6,603
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	3,498,951	35,270

Total Fixed Income Funds (Cost $81,912) ($ Thousands)		79,317

Multi-Asset Funds — 35.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	3,422,787	32,962
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	2,172,703	21,988
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	1,025,388	11,002
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	1,279,567	11,004

Total Multi-Asset Funds (Cost $80,150) ($ Thousands)		76,956

Equity Funds — 29.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	2,909,002	32,959
SEI Institutional Managed Trust Large Cap Fund, Cl Y	647,697	8,796
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,240,900	22,013

Total Equity Funds (Cost $54,191) ($ Thousands)		63,768

Total Investments — 100.0% (Cost $216,253) ($ Thousands)		$220,041

Percentages are based on Net Assets of $220,004 ($ Thousands).

Cl — Class

EUR — Euro

USD — U.S. Dollar

A list of the open forward foreign currency contracts held by the Fund at March 31, 2017, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation ($ Thousands)
04/28/17	EUR	3,125	USD	3,368	$22

A list of the counterparties for the open forward foreign currency contracts held by the Fund at March 31, 2017, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Brown Brothers Harriman	$(3,346)	$3,368	$22

For the year ended March 31, 2017, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

The following is a list of the level of inputs used as of March 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$220,041	$—	$—	$220,041

Total Investments in Securities	$220,041	$—	$—	$220,041

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts *
Unrealized Appreciation	$—	$22	$—	$22

Total Other Financial Instruments	$—	$22	$—	$22

* Forwards contracts are valued at unrealized appreciation on the instrument.

As of March 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2017, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	35

SCHEDULE OF INVESTMENTS

March 31, 2017

Moderate Strategy Fund (Concluded)

The following is summary of the transactions with affiliates for the year ended March 31, 2017 ($ Thousands):

Security Description	Value 3/31/2016	Purchases at Cost	Proceeds from Sales*	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2017	Dividend Income
SEI Daily Income Trust Short Duration Government Fund, Class Y	$19,099	$1,132	$(5,778)	$25	$(154)	$14,324	$210
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class Y	—	7,227	(625)	—	7	6,609	40
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	9,559	1,067	(4,655)	(125)	713	6,559	126
SEI Institutional Managed Trust Enhanced Income Fund, Class Y	7,145	444	(7,648)	(152)	211	—	120
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	19,106	5,092	(16,096)	(443)	2,293	9,952	1,005
SEI Institutional Managed Trust Real Return Fund, Class Y	14,328	835	(8,730)	148	22	6,603	1
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	19,702	21,705	(4,813)	130	(1,454)	35,270	580
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	23,889	16,437	(6,950)	70	(484)	32,962	356
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	23,880	1,416	(3,418)	29	81	21,988	58
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	11,938	810	(2,584)	—	838	11,002	482
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	23,812	1,730	(14,936)	(1,348)	1,746	11,004	164
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	33,443	6,344	(7,904)	1,894	(818)	32,959	1,091
SEI Institutional Managed Trust Large Cap Fund, Class Y	8,956	3,331	(4,705)	712	502	8,796	107
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	23,884	2,341	(5,788)	2,429	(853)	22,013	410

Totals	$ 238,741	$ 69,911	$ (94,630)	$ 3,369	$ 2,650	$ 220,041	$ 4,750

*Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(97,276).

The accompanying notes are an integral part of the financial statements.

36	SEI Asset Allocation Trust / Annual Report / March 31, 2017

SCHEDULE OF INVESTMENTS

March 31, 2017

Moderate Strategy Allocation Fund

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 81.9%
SEI Institutional International Trust International Equity Fund, Cl Y	838,407	$8,409
SEI Institutional Managed Trust Real Estate Fund, Cl Y	488,171	8,504
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	751,686	16,920
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	2,435,322	43,203

Total Equity Funds (Cost $56,044) ($ Thousands)		77,036

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Fixed Income Fund — 18.1%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	2,349,275	$16,985

Total Fixed Income Fund (Cost $17,490) ($ Thousands)		16,985

Total Investments — 100.0% (Cost $73,534) ($ Thousands)		$94,021

Percentages are based on Net Assets of $93,996 ($ Thousands).

Cl — Class

As of March 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2017, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2017 ($ Thousands):

Security Description	Value 3/31/2016	Purchases at Cost	Proceeds from Sales*	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2017	Dividend Income
SEI Institutional International Trust International Equity Fund, Class Y	$8,077	$1,500	$(1,914)	$(11)	$757	$8,409	$116
SEI Institutional Managed Trust Real Estate Fund, Class Y	8,176	3,223	(2,032)	250	(1,113)	8,504	153
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	16,085	1,644	(3,057)	373	1,875	16,920	189
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	41,261	4,844	(5,720)	534	2,284	43,203	727
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	16,044	3,085	(3,672)	(217)	1,745	16,985	1,029

Totals	$89,643	$14,296	$(16,395)	$929	$5,548	$94,021	$2,214

* Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(18,398).

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	37

SCHEDULE OF INVESTMENTS

March 31, 2017

Aggressive Strategy Fund

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 62.9%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	1,643,777	$17,589
SEI Institutional International Trust International Equity Fund, Cl Y	5,267,709	52,835
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	1,775,934	20,104
SEI Institutional Managed Trust Large Cap Fund, Cl Y	3,874,098	52,610
SEI Institutional Managed Trust Small Cap Fund, Cl Y	1,198,833	15,165

Total Equity Funds (Cost $144,688) ($ Thousands)		158,303

Multi-Asset Fund — 20.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	5,238,282	50,445

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
Total Multi-Asset Fund (Cost $52,984) ($ Thousands)		$50,445

Fixed Income Funds — 17.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	1,513,169	15,071
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	2,102,353	15,200
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	1,254,977	12,650

Total Fixed Income Funds (Cost $43,756) ($ Thousands)		42,921

Total Investments — 100.0% (Cost $241,428) ($ Thousands)		$251,669

Percentages are based on Net Assets of $251,578($ Thousands).

Cl — Class

As of March 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2017, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—” are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2017 ($ Thousands):

Security Description	Value 3/31/2016	Purchases at Cost	Proceeds from Sales†	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2017	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$ 18,662	$ 1,822	$ (6,193)	$ 319	$ 2,979	$ 17,589	$ 179
SEI Institutional International Trust International Equity Fund, Class Y	42,222	16,527	(10,373)	1,906	2,553	52,835	717
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Class Y	21,065	915	(5,224)	269	3,079	20,104	222
SEI Institutional Managed Trust Large Cap Fund, Class Y	71,078	3,684	(29,518)	6,199	1,167	52,610	810
SEI Institutional Managed Trust Small Cap Fund, Class Y	15,930	1,226	(4,386)	971	1,424	15,165	(125)
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	52,905	6,726	(9,619)	202	231	50,445	508
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	21,237	1,651	(9,083)	304	962	15,071	271
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	21,013	1,951	(9,667)	1,837	66	15,200	1,129
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	—	13,667	(476)	—	(541)	12,650	302

Totals	$264,112	$48,169	$(84,539)	$12,007	$11,920	$251,669	$4,013

† Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(84,540).

The accompanying notes are an integral part of the financial statements.

38	SEI Asset Allocation Trust / Annual Report / March 31, 2017

SCHEDULE OF INVESTMENTS

March 31, 2017

Tax-Managed Aggressive Strategy Fund

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 88.0%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	121,209	$1,297
SEI Institutional International Trust International Equity Fund, Cl Y	1,035,626	10,387
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y*	1,608,417	36,206
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap, Cl Y	440,746	9,123

Total Equity Funds (Cost $34,972) ($ Thousands)		57,013

Fixed Income Funds — 12.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	260,118	2,591

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	721,436	$5,216

Total Fixed Income Funds (Cost $7,958) ($ Thousands)		7,807

Total Investments — 100.0% (Cost $42,930) ($ Thousands)		$64,820

Percentages are based on Net Assets of $64,802($ Thousands).

Cl — Class

* The Fund’s investment in the SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y represents greater than 50% of the Fund’s total investments. The SEI Institutional Managed Trust Tax-Managed Large Cap Fund seeks to provide high long-term after-tax returns. For further financial information, available upon request at no charge, on the SEI Institutional Managed Trust Tax-Managed Large Cap Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

As of March 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2017, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2017 ($ Thousands):

Security Description	Value 3/31/2016	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 3/31/2017	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$ 1,160	$ 240	$ (331)	$ 130	$ 98	$ 1,297	$ 13
SEI Institutional International Trust International Equity Fund, Class Y	9,225	1,376	(1,060)	352	494	10,387	135
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	32,100	2,717	(3,065)	1,867	2,587	36,206	378
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	8,096	783	(1,025)	654	615	9,123	53
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	2,315	568	(443)	53	98	2,591	45
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	4,610	1,098	(931)	47	392	5,216	298

Totals	$ 57,506	$ 6,782	$ (6,855)	$ 3,103	$ 4,284	$ 64,820	$ 922

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	39

SCHEDULE OF INVESTMENTS

March 31, 2017

Core Market Strategy Fund

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 35.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	535,308	$5,332
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	739,317	5,345
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	2,644,637	26,658

Total Fixed Income Funds (Cost $37,547) ($ Thousands)		37,335

Multi-Asset Funds — 33.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	2,220,653	21,385
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	495,681	5,319
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	986,523	8,484

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
Total Multi-Asset Funds (Cost $36,822) ($ Thousands)		$35,188

Equity Funds — 31.9%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	299,439	3,204
SEI Institutional International Trust International Equity Fund, Cl Y	1,064,752	10,679
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	468,322	5,301
SEI Institutional Managed Trust Large Cap Fund, Cl Y	855,904	11,623
SEI Institutional Managed Trust Small Cap Fund, Cl Y	253,003	3,201

Total Equity Funds (Cost $30,192) ($ Thousands)		34,008

Total Investments — 100.0% (Cost $104,561) ($ Thousands)		$106,531

Percentages are based on Net Assets of $106,501($ Thousands).

Cl — Class

As of March 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2017, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

The following is summary of the transactions with affiliates for the year ended March 31, 2017 ($ Thousands):

Security Description	Value 3/31/2016	Purchases at Cost	Proceeds from Sales†	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2017	Dividend Income
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	$ 7,540	$ 859	$ (3,451)	$ (307)	$ 691	$ 5,332	$ 95
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	9,617	1,008	(6,180)	(206)	1,106	5,345	507
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	21,321	8,991	(2,809)	(8)	(837)	26,658	479
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	21,426	2,926	(3,087)	(152)	272	21,385	214
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	3,199	2,564	(710)	(4)	270	5,319	168
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	10,601	1,470	(3,678)	(398)	489	8,484	119
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	3,246	476	(1,127)	(36)	645	3,204	33
SEI Institutional International Trust International Equity Fund, Class Y	8,581	3,408	(2,235)	32	893	10,679	144
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Class Y	5,341	484	(1,427)	68	835	5,301	58
SEI Institutional Managed Trust Large Cap Fund, Class Y	12,838	1,425	(4,236)	(469)	2,065	11,623	155
SEI Institutional Managed Trust Small Cap Fund, Class Y	3,227	504	(1,050)	(38)	558	3,201	12

Totals	$106,937	$24,115	$(29,990)	$(1,518)	$6,987	$106,531	$1,984

† Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(30,107).

The accompanying notes are an integral part of the financial statements.

40	SEI Asset Allocation Trust / Annual Report / March 31, 2017

SCHEDULE OF INVESTMENTS

March 31, 2017

Core Market Strategy Allocation Fund

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 88.0%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	50,078	$536
SEI Institutional International Trust International Equity Fund, Cl Y	428,434	4,297
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y *	671,564	15,117
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap, Cl Y	183,483	3,798

Total Equity Funds (Cost $16,573) ($ Thousands)		23,748

Fixed Income Funds — 12.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	107,367	1,069

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	300,131	$2,170

Total Fixed Income Funds (Cost $3,315) ($ Thousands)		3,239

Total Investments — 100.0% (Cost $19,888) ($ Thousands)		$26,987

Percentages are based on Net Assets of $26,980($ Thousands).

Cl — Class

* The Fund’s investment in the SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y represents greater than 50% of the Fund’s total investments. The SEI Institutional Managed Trust Tax-Managed Large Cap Fund seeks to provide high long-term after-tax returns. For further financial information, available upon request at no charge, on the SEI Institutional Managed Trust Tax-Managed Large Cap Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2017, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2017 ($ Thousands):

Security Description	Value 3/31/2016	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2017	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$506	$133	$(200)	$18	$79	$536	$6
SEI Institutional International Trust International Equity Fund, Class Y	4,035	906	(1,008)	205	159	4,297	60
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	14,121	1,563	(2,498)	1,198	733	15,117	166
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	3,531	518	(809)	439	119	3,798	23
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	1,009	276	(278)	1	61	1,069	20
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	2,021	528	(569)	6	184	2,170	130

Totals	$ 25,223	$ 3,924	$ (5,362)	$ 1,867	$ 1,335	$ 26,987	$ 405

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	41

SCHEDULE OF INVESTMENTS

March 31, 2017

Market Growth Strategy Fund

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 44.0%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	1,126,194	$12,050
SEI Institutional International Trust International Equity Fund, Cl Y	4,513,616	45,272
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	1,598,868	18,099
SEI Institutional Managed Trust Large Cap Fund, Cl Y	3,539,910	48,072
SEI Institutional Managed Trust Small Cap Fund, Cl Y	715,801	9,055

Total Equity Funds (Cost $121,255) ($ Thousands)		132,548

Multi-Asset Funds — 32.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	6,272,128	60,401
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	1,124,796	12,069

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	2,778,254	$23,893

Total Multi-Asset Funds (Cost $102,546) ($ Thousands)		96,363

Fixed Income Funds — 24.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	1,510,266	15,042
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	2,093,440	15,135
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	4,191,335	42,249

Total Fixed Income Funds (Cost $73,471) ($ Thousands)		72,426

Total Investments — 100.0% (Cost $297,272) ($ Thousands)		$301,337

Percentages are based on Net Assets of $301,243($ Thousands).

Cl — Class

As of March 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

As of March 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2017, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

The following is summary of the transactions with affiliates for the year ended March 31, 2017 ($ Thousands):

Security Description	Value 3/31/2016	Purchases at Cost	Proceeds from Sales†	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2017	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$16,834	$1,177	$(8,644)	$214	$2,469	$12,050	$126
SEI Institutional International Trust International Equity Fund, Class Y	35,858	15,208	(9,681)	2,621	1,266	45,272	615
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Class Y	19,433	702	(5,199)	278	2,885	18,099	198
SEI Institutional Managed Trust Large Cap Fund, Class Y	58,345	3,150	(20,097)	4,286	2,388	48,072	677
SEI Institutional Managed Trust Small Cap Fund, Class Y	13,260	787	(6,649)	941	716	9,055	38
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	64,340	6,915	(10,600)	178	(432)	60,401	609
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	6,325	6,726	(1,607)	97	528	12,069	354
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	31,665	2,785	(10,938)	(487)	868	23,893	337
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	22,953	1,567	(10,949)	152	1,319	15,042	271
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	25,771	2,028	(15,109)	626	1,819	15,135	1,345
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	28,204	19,794	(4,373)	270	(1,646)	42,249	682

Totals	$ 322,988	$60,839	$(103,846)	$9,176	$12,180	$301,337	$5,252

†	Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(103,846).

The accompanying notes are an integral part of the financial statements.

42	SEI Asset Allocation Trust / Annual Report / March 31, 2017

SCHEDULE OF INVESTMENTS

March 31, 2017

Market Growth Strategy Allocation Fund

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 88.0%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	240,202	$2,570
SEI Institutional International Trust International Equity Fund, Cl Y	2,053,316	20,595
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y *	3,186,543	71,729
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap, Cl Y	872,849	18,068

Total Equity Funds (Cost $70,248) ($ Thousands)		112,962

Fixed Income Funds — 12.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	516,113	5,140

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,431,068	$10,347

Total Fixed Income Funds (Cost $15,854) ($ Thousands)		15,487

Total Investments — 100.0% (Cost $86,102) ($ Thousands)		$128,449

Percentages are based on Net Assets of $128,414($ Thousands).

Cl — Class

* The Fund’s investment in the SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y represents greater than 50% of the Fund’s total investments. The SEI Institutional Managed Trust Tax-Managed Large Cap Fund seeks to provide high long-term after-tax returns. For further financial information, available upon request at no charge, on the SEI Institutional Managed Trust Tax-Managed Large Cap Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2017, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2017 ($ Thousands):

Security Description	Value 3/31/2016	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 3/31/2017	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$2,465	$460	$(813)	$236	$222	$2,570	$26
SEI Institutional International Trust International Equity Fund, Class Y	19,581	3,437	(4,191)	1,336	432	20,595	268
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	68,406	2,215	(7,946)	4,733	4,321	71,729	781
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	17,228	1,372	(3,134)	1,973	629	18,068	109
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	4,904	1,019	(1,086)	21	282	5,140	90
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	9,756	2,021	(2,335)	1	904	10,347	612

Totals	$122,340	$10,524	$(19,505)	$8,300	$6,790	$128,449	$1,886

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	43

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

March 31, 2017

	Defensive Strategy Fund	Defensive Strategy Allocation Fund	Conservative Strategy Fund	Conservative Strategy Allocation Fund
Assets:
Investments in affiliated funds, at market value †	$33,473	$8,343	$93,877	$44,295
Income distribution receivable from affiliated funds	30	17	91	73
Receivable for fund shares sold	20	—	25	5
Receivable for investment securities sold	2	4	84	66
Receivable from administrator	2	1	6	3
Unrealized gain on forward foreign currency contracts	2	—	5	—
Prepaid expenses	—	1	12	6
Total Assets	33,529	8,366	94,100	44,448
Liabilities:
Payable for investment securities purchased	41	17	91	73
Payable for fund shares redeemed	10	4	103	68
Investment advisory fees payable	3	1	8	4
Shareholder servicing fees payable	3	2	13	9
Distribution fees payable	—	—	3	—
Administrative servicing fees payable	—	—	1	—
Trustees’ fees payable	—	—	—	—
Accrued expenses	4	1	23	10
Total Liabilities	61	25	242	164
Net Assets	$33,468	$8,341	$93,858	$44,284
† Cost of investments in affiliated funds	$33,742	$7,881	$93,665	$39,533
Net Assets:
Paid in Capital (unlimited authorization - no par value)	$35,384	$7,969	$102,329	$39,024
Undistributed Net Investment Income	66	41	225	168
Accumulated net realized gain (loss) on investments	(1,715)	(131)	(8,913)	330
Net unrealized appreciation (depreciation) on investments	(269)	462	212	4,762
Net unrealized appreciation on forward foreign currency contracts	2	—	5	—
Net Assets	$33,468	$8,341	$93,858	$44,284
Net Asset Value, Offering and Redemption Price Per Share — Class F(1)	$9.83	$14.54	$10.49	$13.59
	($32,489,460 ÷ 3,306,384 shares)	($8,340,871 ÷ 573,572 shares)	($86,218,786 ÷ 8,216,197 shares)	($44,283,729 ÷ 3,259,175 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class D	N/A	N/A	$10.48	N/A
			($3,608,668 ÷ 344,399 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$9.66	N/A	$10.67	N/A
	($978,967 ÷ 101,340 shares)		($4,030,329 ÷ 377,855 shares)

(1) Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A - Not applicable. Class D and/or Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

44	SEI Asset Allocation Trust / Annual Report / March 31, 2017

Moderate Strategy Fund	Moderate Strategy Allocation Fund	Aggressive Strategy Fund	Tax-Managed Aggressive Strategy Fund	Core Market Strategy Fund	Core Market Strategy Allocation Fund	Market Growth Strategy Fund	Market Growth Strategy Allocation Fund

$220,041	$94,021	$251,669	$64,820	$106,531	$26,987	$301,337	$128,449
186	86	100	26	94	11	194	52
55	4	199	8	11	—	15	18
39	42	17	4	22	5	127	36
14	6	17	4	7	2	9	9
22	—	—	—	—	—	—	—
30	12	33	8	14	3	40	16
220,387	94,171	252,035	64,870	106,679	27,008	301,722	128,580

186	85	264	30	94	11	194	51
79	40	34	3	26	3	122	46
19	8	22	5	9	2	26	11
40	20	54	14	23	6	64	27
3	—	16	—	—	—	8	—
1	—	5	—	—	—	2	—
1	—	1	—	—	—	1	—
54	22	61	16	26	6	62	31
383	175	457	68	178	28	479	166
$220,004	$93,996	$251,578	$64,802	$106,501	$26,980	$301,243	$128,414
$216,253	$73,534	$241,428	$42,930	$104,561	$19,888	$297,272	$86,102

$260,846	$75,454	$311,716	$52,304	$107,834	$19,213	$405,150	$101,319
596	160	21	19	175	10	271	35
(45,248)	(2,105)	(70,400)	(9,411)	(3,478)	658	(108,243)	(15,287)
3,788	20,487	10,241	21,890	1,970	7,099	4,065	42,347
22	—	—	—	—	—	—	—
$220,004	$93,996	$251,578	$64,802	$106,501	$26,980	$301,243	$128,414
$11.75	$19.87	$13.71	$19.20	$11.19	$17.42	$12.26	$20.98
($212,073,692 ÷ 18,056,486 shares)	($93,995,879 ÷ 4,729,496 shares)	($213,248,029 ÷ 15,557,028 shares)	($64,802,092 ÷ 3,375,408 shares)	($106,398,500 ÷ 9,506,696 shares)	($26,979,887 ÷ 1,549,009 shares)	($286,089,140 ÷ 23,329,365 shares)	($128,413,560 ÷ 6,122,167 shares)
$11.71	N/A	$13.60	N/A	N/A	N/A	$12.20	N/A
($3,646,060 ÷ 311,342 shares)		($16,610,474 ÷ 1,221,786 shares)				($6,495,711 ÷ 532,307 shares)
$12.05	N/A	$13.35	N/A	$12.13	N/A	$12.08	N/A
($4,283,768 ÷ 355,421 shares)		($21,719,956 ÷ 1,626,943 shares)		($102,884 ÷ 8,482 shares)		($8,658,454 ÷ 716,834 shares)

SEI Asset Allocation Trust / Annual Report / March 31, 2017	45

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended March 31, 2017

	Defensive Strategy Fund	Defensive Strategy Allocation Fund	Conservative Strategy Fund	Conservative Strategy Allocation Fund
Investment Income:
Income distributions from affiliated funds	$446	$282	$1,757	$1,380
Expenses
Administration fees	66	15	183	80
Investment advisory fees	35	8	98	43
Shareholder servicing fees — Class F(1)	84	20	223	107
Shareholder servicing fees — Class D	—	—	11	—
Shareholder servicing fees — Class I	4	—	10	—
Trustees’ fees	6	1	7	7
Administrative servicing fees — Class I	4	—	11	—
Distribution fees — Class D	—	—	45	—
Registration fees	13	2	25	11
Printing fees	8	2	22	10
Professional fees	5	1	15	7
Custodian/wire agent fees	2	—	5	2
Chief compliance officer fees	—	—	—	—
Other expenses	2	1	3	2
Total expenses	229	50	658	269
Less:
Administration fees waived	(66)	(15)	(183)	(80)
Reimbursement from administrator	(30)	(6)	(77)	(32)
Waiver of shareholder servicing fees — Class F(1)	(47)	—	(80)	—
Waiver of shareholder servicing fees — Class D	—	—	(4)	—
Waiver of shareholder servicing fees — Class I	(2)	—	(3)	—
Net Expenses	84	29	311	157
Net Investment Income	362	253	1,446	1,223
Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net realized gain (loss) from sales of affiliated funds	374	105	2,535	787
Net realized gain on foreign currency transactions	15	—	42	—
Capital gain distributions received from affiliated funds	161	318	990	1,826
Net change in unrealized appreciation (depreciation) from affiliated funds	(103)	238	(951)	829
Net change in unrealized appreciation on foreign currency translation	6	—	15	—
Net Realized and Unrealized gain from Affiliated Funds	453	661	2,631	3,442
Net Increase in Net Assets Resulting from Operations	$815	$914	$4,077	$4,665

(1) Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

46	SEI Asset Allocation Trust / Annual Report / March 31, 2017

Moderate Strategy Fund	Moderate Strategy Allocation Fund	Aggressive Strategy Fund	Tax-Managed Aggressive Strategy Fund	Core Market Strategy Fund	Core Market Strategy Allocation Fund	Market Growth Strategy Fund	Market Growth Strategy Allocation Fund

$4,750	$2,214	$4,013	$922	$1,984	$405	$5,252	$1,886

441	173	479	112	201	49	582	229
235	92	255	60	107	26	310	122
566	231	544	150	267	65	734	306
8	—	37	—	—	—	17	—
13	—	56	—	—	—	23	—
40	15	43	9	18	4	53	20
13	—	56	—	—	—	23	—
25	—	112	—	—	—	50	—
63	28	69	15	27	7	84	31
54	22	59	14	25	6	72	29
36	14	39	10	16	4	47	19
12	5	13	3	5	1	15	6
1	—	1	—	1	—	1	1
7	3	10	2	4	1	10	5
1,514	583	1,773	375	671	163	2,021	768

(441)	(173)	(479)	(112)	(201)	(49)	(582)	(229)
(174)	(72)	(190)	(44)	(78)	(19)	(230)	(90)
(91)	—	—	—	—	—	—	—
(1)	—	—	—	—	—	—	—
(2)	—	—	—	—	—	—	—
805	338	1,104	219	392	95	1,209	449
3,945	1,876	2,909	703	1,592	310	4,043	1,437

3,369	929	12,007	3,103	(1,518)	1,867	9,176	8,300
204	—	—	—	—	—	—	—
4,680	2,393	3,507	79	1,821	35	4,610	161
2,650	5,548	11,920	4,284	6,987	1,335	12,180	6,790
70	—	—	—	—	—	—	—
10,973	8,870	27,434	7,466	7,290	3,237	25,966	15,251
$14,918	$10,746	$30,343	$8,169	$8,882	$3,547	$30,009	$16,688

SEI Asset Allocation Trust / Annual Report / March 31, 2017	47

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the year ended March 31, 2017

	Defensive Strategy Fund		Defensive Strategy Allocation Fund
	2017	2016	2017	2016
Operations:
Net investment income	$362	$314	$253	$258
Net realized gain from sales of affiliated funds	374	485	105	1,019
Net realized gain on foreign currency transactions	15	—	—	—
Capital gain distributions received from affiliated funds	161	211	318	248
Net change in unrealized appreciation depreciation from affiliated funds	(103)	(978)	238	(1,579)
Net change in unrealized appreciation (depreciation) on foreign currency translation	6	(4)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	815	28	914	(54)
Dividends and Distributions From:
Net investment income:
Class F(1)	(396)	(404)	(329)	(314)
Class D	N/A	N/A	N/A	N/A
Class I	(12)	(32)	N/A	N/A
Net realized gains:
Class F(1)	—	—	(455)	—
Class D	N/A	N/A	N/A	N/A
Class I	—	—	N/A	N/A
Total Dividends and Distributions	(408)	(436)	(784)	(314)
Capital Share Transactions(2):
Class F(1)
Proceeds from shares issued	8,395	11,613	2,190	1,976
Reinvestment of dividends & distributions	388	394	737	293
Cost of shares redeemed	(11,109)	(11,931)	(2,511)	(3,909)
Increase (Decrease) in Net Assets Derived from Class F Transactions	(2,326)	76	416	(1,640)
Class D
Proceeds from shares issued	N/A	N/A	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A	N/A	N/A
Cost of shares redeemed	N/A	N/A	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class D Transactions	N/A	N/A	N/A	N/A
Class I
Proceeds from shares issued	331	477	N/A	N/A
Reinvestment of dividends & distributions	12	32	N/A	N/A
Cost of shares redeemed	(1,993)	(1,595)	N/A	N/A
Decrease in Net Assets Derived from Class I Transactions	(1,650)	(1,086)	N/A	N/A
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(3,976)	(1,010)	416	(1,640)
Net Increase (Decrease) in Net Assets	(3,569)	(1,418)	546	(2,008)
Net Assets:

Beginning of Year	37,037	38,455	7,795	9,803
End of Year	$33,468	$37,037	$8,341	$7,795
Undistributed Net Investment Income Included in Net Assets at End of Year	$66	$40	$41	$42

(1) Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.

(2) For Capital share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

48	SEI Asset Allocation Trust / Annual Report / March 31, 2017

Conservative Strategy Fund		Conservative Strategy Allocation Fund		Moderate Strategy Fund		Moderate Strategy Allocation Fund
2017	2016	2017	2016	2017	2016	2017	2016

$1,446	$1,653	$1,223	$1,163	$3,945	$4,497	$1,876	$1,803
2,535	2,215	787	4,525	3,369	5,524	929	4,763
42	2	—	—	204	45	—	—
990	942	1,826	1,337	4,680	4,356	2,393	2,422
(951)	(4,676)	829	(6,914)	2,650	(16,101)	5,548	(9,614)
15	(10)	—	—	70	(88)	—	—
4,077	126	4,665	111	14,918	(1,767)	10,746	(626)

(1,695)	(2,176)	(1,599)	(1,375)	(5,742)	(7,005)	(2,282)	(2,097)
(45)	(70)	N/A	N/A	(61)	(67)	N/A	N/A
(69)	(84)	N/A	N/A	(101)	(161)	N/A	N/A

—	—	(3,861)	(1,277)	—	—	(5,049)	—
—	—	N/A	N/A	—	—	N/A	N/A
—	—	N/A	N/A	—	—	N/A	N/A
(1,809)	(2,330)	(5,460)	(2,652)	(5,904)	(7,233)	(7,331)	(2,097)

11,415	12,230	9,418	7,383	26,996	31,575	13,655	15,529
1,574	2,026	4,940	2,351	5,482	6,671	6,932	1,972
(23,797)	(23,801)	(11,057)	(9,493)	(58,108)	(63,056)	(19,637)	(19,845)
(10,808)	(9,545)	3,301	241	(25,630)	(24,810)	950	(2,344)

778	484	N/A	N/A	752	1,197	N/A	N/A
43	68	N/A	N/A	57	61	N/A	N/A
(2,064)	(1,013)	N/A	N/A	(508)	(796)	N/A	N/A
(1,243)	(461)	N/A	N/A	301	462	N/A	N/A

1,204	528	N/A	N/A	931	2,201	N/A	N/A
69	84	N/A	N/A	101	161	N/A	N/A
(1,603)	(1,207)	N/A	N/A	(3,357)	(3,130)	N/A	N/A
(330)	(595)	N/A	N/A	(2,325)	(768)	N/A	N/A
(12,381)	(10,601)	3,301	241	(27,654)	(25,116)	950	(2,344)
(10,113)	(12,805)	2,506	(2,300)	(18,640)	(34,116)	4,365	(5,067)

103,971	116,776	41,778	44,078	238,644	272,760	89,631	94,698
$93,858	$103,971	$44,284	$41,778	$220,004	$238,644	$93,996	$89,631

$225	$164	$168	$178	$596	$317	$160	$176

SEI Asset Allocation Trust / Annual Report / March 31, 2017	49

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands) (Concluded)

For the year ended March 31, 2017

	Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	2017	2016	2017	2016
Operations:
Net investment income	$2,909	$2,134	$703	$619
Net realized gain (loss) from sales of affiliated funds	12,007	18,350	3,103	4,456
Net realized gain on foreign currency transactions	—	106	—	—
Capital gain distributions received from affiliated funds	3,507	15,338	79	64
Net change in unrealized appreciation depreciation from affiliated funds	11,920	(52,465)	4,284	(8,481)
Net change in unrealized (depreciation) on foreign currency translation	—	(135)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	30,343	(16,672)	8,169	(3,342)
Dividends and Distributions From:
Net investment income:
Class F(1)	(4,483)	(5,172)	(786)	(675)
Class D	(244)	(209)	N/A	N/A
Class I	(393)	(509)	N/A	N/A
Net realized gains:
Class F(1)	—	—	—	—
Class D	—	—	N/A	N/A
Class I	—	—	N/A	N/A
Total Dividends and Distributions	(5,120)	(5,890)	(786)	(675)
Capital Share Transactions(2):
Class F(1)
Proceeds from shares issued	22,623	34,020	6,711	7,467
Reinvestment of dividends & distributions	4,163	4,832	758	650
Cost of shares redeemed	(60,098)	(55,402)	(7,544)	(10,361)
Increase (Decrease) in Net Assets Derived from Class F Transactions	(33,312)	(16,550)	(75)	(2,244)
Class D
Proceeds from shares issued	1,978	1,945	N/A	N/A
Reinvestment of dividends & distributions	241	199	N/A	N/A
Cost of shares redeemed	(810)	(1,442)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class D Transactions	1,409	702	N/A	N/A
Class I
Proceeds from shares issued	2,278	4,458	N/A	N/A
Reinvestment of dividends & distributions	393	509	N/A	N/A
Cost of shares redeemed	(8,450)	(8,825)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class I Transactions	(5,779)	(3,858)	N/A	N/A
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(37,682)	(19,706)	(75)	(2,244)
Net Increase (Decrease) in Net Assets	(12,459)	(42,268)	7,308	(6,261)
Net Assets:
Beginning of Year	264,037	306,305	57,494	63,755
End of Year	$251,578	$264,037	$64,802	$57,494
Undistributed Net Investment Income Included in Net Assets at End of Year	$21	$29	$19	$23

(1) Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.

(2) For Capital share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

50	SEI Asset Allocation Trust / Annual Report / March 31, 2017

Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
2017	2016	2017	2016	2017	2016	2017	2016

$1,592	$1,334	$310	$264	$4,043	$3,350	$1,437	$1,316
(1,518)	4,072	1,867	2,672	9,176	16,681	8,300	8,516
—	34	—	—	—	131	—	—
1,821	3,401	35	28	4,610	13,695	161	138
6,987	(12,888)	1,335	(4,393)	12,180	(50,777)	6,790	(16,832)
—	(43)	—	—	—	(168)	—	—
8,882	(4,090)	3,547	(1,429)	30,009	(17,088)	16,688	(6,862)

(2,848)	(3,025)	(346)	(289)	(6,785)	(7,702)	(1,612)	(1,436)
N/A	N/A	N/A	N/A	(115)	(100)	N/A	N/A
(2)	(4)	N/A	N/A	(184)	(219)	N/A	N/A

(3,047)	(190)	—	—	—	—	—	—
N/A	N/A	N/A	N/A	N/A	—	N/A	N/A
(3)	—	N/A	N/A	N/A	—	N/A	N/A
(5,900)	(3,219)	(346)	(289)	(7,084)	(8,021)	(1,612)	(1,436)

14,774	15,587	4,182	6,760	24,816	40,864	10,931	18,117
4,754	2,590	327	278	6,298	7,239	1,524	1,353
(23,012)	(20,710)	(5,948)	(6,998)	(73,265)	(77,871)	(21,430)	(23,861)
(3,484)	(2,533)	(1,439)	40	(42,151)	(29,768)	(8,975)	(4,391)

N/A	N/A	N/A	N/A	698	749	N/A	N/A
N/A	N/A	N/A	N/A	111	96	N/A	N/A
N/A	N/A	N/A	N/A	(1,052)	(178)	N/A	N/A
N/A	N/A	N/A	N/A	(243)	667	N/A	N/A

94	235	N/A	N/A	840	1,270	N/A	N/A
5	4	N/A	N/A	184	219	N/A	N/A
(6)	(745)	N/A	N/A	(3,217)	(3,798)	N/A	N/A
93	(506)	N/A	N/A	(2,193)	(2,309)	N/A	N/A
(3,391)	(3,039)	(1,439)	40	(44,587)	(31,410)	(8,975)	(4,391)
(409)	(10,348)	1,762	(1,678)	(21,662)	(56,519)	6,101	(12,689)

106,910	117,258	25,218	26,896	322,905	379,424	122,313	135,002
$106,501	$106,910	$26,980	$25,218	$301,243	$322,905	$128,414	$122,313

$175	$201	$10	$11	$271	$312	$35	$49

SEI Asset Allocation Trust / Annual Report / March 31, 2017	51

FINANCIAL HIGHLIGHTS

For the year ended March 31, 2017

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Defensive Strategy Fund
Class F***
2017	$9.71	$0.10	$0.14	$0.24	$(0.12)	$ —	$(0.12)	$9.83	2.44%	$32,489	0.23	%(1)	0.64%	1.05%	69%
2016	9.82	0.09	(0.08)	0.01	(0.12)	—	(0.12)	9.71	0.08	34,435	0.26	(1)	0.68	0.87	34
2015	9.74	0.08	0.13	0.21	(0.13)	—	(0.13)	9.82	2.17	34,720	0.13	‡	0.41	0.86	19
2014	9.80	0.09	(0.06)	0.03	(0.09)	—	(0.09)	9.74	0.36	38,819	0.11	‡	0.36	0.93	60
2013	9.62	0.11	0.24	0.35	(0.17)	—	(0.17)	9.80	3.63	43,880	0.11	‡	0.38	1.14	56
Class I
2017	$9.55	$0.06	$0.14	$0.20	$(0.09)	$ —	$(0.09)	$9.66	2.09%	$979	0.48	%(1)	0.90%	0.61%	69%
2016	9.66	0.06	(0.08)	(0.02)	(0.09)	—	(0.09)	9.55	(0.19)	2,602	0.50	(1)	0.92	0.58	34
2015	9.59	0.06	0.12	0.18	(0.11)	—	(0.11)	9.66	1.90	3,735	0.38	‡	0.66	0.59	19
2014	9.64	0.06	(0.04)	0.02	(0.07)	—	(0.07)	9.59	0.21	5,058	0.36	‡	0.61	0.67	60
2013	9.48	0.11	0.20	0.31	(0.15)	—	(0.15)	9.64	3.28	7,062	0.36	‡	0.63	1.19	56
Defensive Strategy Allocation Fund
Class F***
2017	$14.31	$0.46	$1.21	$1.67	$(0.60)	$ (0.84)	$(1.44)	$14.54	12.15%	$8,341	0.37	%(2)	0.63%	3.17%	30%
2016	14.88	0.44	(0.48)	(0.04)	(0.53)	—	(0.53)	14.31	(0.19)	7,795	0.37	(2)	0.63	3.10	29
2015	13.86	0.40	1.13	1.53	(0.51)	—	(0.51)	14.88	11.19	9,803	0.16	‡	0.41	2.76	33
2014	12.98	0.39	0.99	1.38	(0.50)	—	(0.50)	13.86	10.83	10,290	0.11	‡	0.36	2.94	64
2013	11.66	0.42	1.32	1.74	(0.42)	—	(0.42)	12.98	15.23	10,711	0.11	‡	0.38	3.46	54
Conservative Strategy Fund
Class F***
2017	$10.26	$0.16	$0.27	$0.43	$(0.20)	$ —	$(0.20)	$10.49	4.22%	$86,219	0.28	%(3)	0.63%	1.52%	55%
2016	10.46	0.16	(0.13)	0.03	(0.23)	—	(0.23)	10.26	0.30	94,947	0.29	(3)	0.64	1.57	18
2015	10.31	0.15	0.20	0.35	(0.20)	—	(0.20)	10.46	3.40	106,515	0.14	‡	0.41	1.48	12
2014	10.25	0.16	0.08	0.24	(0.18)	—	(0.18)	10.31	2.39	118,163	0.11	‡	0.36	1.60	47
2013	9.85	0.18	0.45	0.63	(0.23)	—	(0.23)	10.25	6.49	122,319	0.11	‡	0.38	1.77	62
Class D
2017	$10.24	$0.08	$0.28	$0.36	$(0.12)	$ —	$(0.12)	$10.48	3.55%	$3,609	1.02	%(3)	1.38%	0.79%	55%
2016	10.45	0.08	(0.14)	(0.06)	(0.15)	—	(0.15)	10.24	(0.56)	4,766	1.04	(3)	1.39	0.82	18
2015	10.31	0.07	0.20	0.27	(0.13)	—	(0.13)	10.45	2.59	5,321	1.01	‡	1.35	0.65	12
2014	10.26	0.08	0.06	0.14	(0.09)	—	(0.09)	10.31	1.41	5,186	1.04	‡	1.36	0.74	47
2013	9.86	0.07	0.47	0.54	(0.14)	—	(0.14)	10.26	5.48	1,078	1.04	‡	1.38	0.70	62
Class I
2017	$10.42	$0.13	$0.29	$0.42	$(0.17)	$ —	$(0.17)	$10.67	4.09%	$4,030	0.53	%(3)	0.88%	1.23%	55%
2016	10.63	0.14	(0.15)	(0.01)	(0.20)	—	(0.20)	10.42	(0.06)	4,258	0.54	(3)	0.89	1.30	18
2015	10.47	0.13	0.21	0.34	(0.18)	—	(0.18)	10.63	3.25	4,940	0.39	‡	0.66	1.27	12
2014	10.41	0.14	0.07	0.21	(0.15)	—	(0.15)	10.47	2.09	5,389	0.36	‡	0.61	1.32	47
2013	9.99	0.15	0.47	0.62	(0.20)	—	(0.20)	10.41	6.31	5,742	0.36	‡	0.63	1.52	62

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
***	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.
†	Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.10%, 1.10%, and 0.35% for classes A, D, and I respectively.
(1)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.21%, and 0.46% for classes F, and I, respectively.
(2)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% for class F.
(3)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.26%, 1.01%, and 0.51% for classes F, D, and I, respectively.

52	SEI Asset Allocation Trust / Annual Report / March 31, 2017

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Conservative Strategy Allocation Fund
Class F***
2017	$13.86	$0.40	$1.13	$1.53	$(0.52)	$ (1.28)	$(1.80)	$13.59	11.57%	$44,284	0.37	%(1)	0.63%	2.84%	23%
2016	14.73	0.39	(0.36)	0.03	(0.46)	(0.44)	(0.90)	13.86	0.41	41,778	0.36		0.62	2.78	24
2015	13.58	0.35	1.29	1.64	(0.49)	—	(0.49)	14.73	12.22	44,078	0.17	‡	0.41	2.47	25
2014	12.60	0.34	1.09	1.43	(0.45)	—	(0.45)	13.58	11.61	41,195	0.11	‡	0.36	2.64	64
2013	11.25	0.37	1.34	1.71	(0.36)	—	(0.36)	12.60	15.47	37,104	0.11	‡	0.38	3.15	37
Moderate Strategy Fund
Class F***
2017	$11.30	$0.20	$0.55	$0.75	$(0.30)	$ —	$(0.30)	$11.75	6.68%	$212,074	0.33	%(2)	0.63%	1.70%	30%
2016	11.69	0.20	(0.26)	(0.06)	(0.33)	—	(0.33)	11.30	(0.44)	229,030	0.33	(2)	0.62	1.78	15
2015	11.39	0.22	0.43	0.65	(0.35)	—	(0.35)	11.69	5.77	262,515	0.15	‡	0.41	1.89	14
2014	11.25	0.20	0.17	0.37	(0.23)	—	(0.23)	11.39	3.34	253,566	0.11	‡	0.36	1.76	47
2013	10.59	0.21	0.75	0.96	(0.30)	—	(0.30)	11.25	9.16	280,634	0.11	‡	0.38	1.97	68
Class D
2017	$11.27	$0.11	$0.54	$0.65	$(0.21)	$ —	$(0.21)	$11.71	5.82%	$3,646	1.07	%(2)	1.37%	0.95%	30%
2016	11.66	0.13	(0.27)	(0.14)	(0.25)	—	(0.25)	11.27	(1.19)	3,215	1.08	(2)	1.38	1.10	15
2015	11.38	0.12	0.43	0.55	(0.27)	—	(0.27)	11.66	4.88	2,866	1.00	‡	1.35	1.00	14
2014	11.25	0.10	0.18	0.28	(0.15)	—	(0.15)	11.38	2.48	2,964	1.01	‡	1.36	0.93	47
2013	10.60	0.12	0.74	0.86	(0.21)	—	(0.21)	11.25	8.17	1,713	0.96	‡	1.38	1.10	68
Class I
2017	$11.59	$0.14	$0.58	$0.72	$(0.26)	$ —	$(0.26)	$12.05	6.32%	$4,284	0.58	%(2)	0.88%	1.20%	30%
2016	11.98	0.17	(0.26)	(0.09)	(0.30)	—	(0.30)	11.59	(0.69)	6,399	0.58	(2)	0.88	1.41	15
2015	11.67	0.19	0.45	0.64	(0.33)	—	(0.33)	11.98	5.51	7,379	0.40	‡	0.66	1.57	14
2014	11.52	0.17	0.18	0.35	(0.20)	—	(0.20)	11.67	3.08	8,702	0.36	‡	0.61	1.46	47
2013	10.84	0.20	0.75	0.95	(0.27)	—	(0.27)	11.52	8.89	12,204	0.36	‡	0.63	1.84	68
Moderate Strategy Allocation Fund
Class F***
2017	$19.16	$0.40	$1.88	$2.28	$(0.48)	$ (1.09)	$(1.57)	$19.87	12.35%	$93,996	0.37	%(1)	0.63%	2.03%	16%
2016	19.71	0.38	(0.49)	(0.11)	(0.44)	—	(0.44)	19.16	(0.52)	89,631	0.36	(1)	0.63	1.98	15
2015	18.28	0.33	1.64	1.97	(0.54)	—	(0.54)	19.71	10.89	94,698	0.17	‡	0.41	1.74	18
2014	16.21	0.33	2.20	2.53	(0.46)	—	(0.46)	18.28	15.77	83,017	0.11	‡	0.36	1.93	41
2013	14.36	0.34	1.86	2.20	(0.35)	—	(0.35)	16.21	15.58	69,465	0.11	‡	0.38	2.32	48

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
***	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.
†	Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.10%, 1.10%, and 0.35% for classes A, D, and I respectively.
(1)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% for class F.
(2)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.31%, 1.06%, and 0.56% for classes F, D, and I, respectively.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	53

FINANCIAL HIGHLIGHTS (Concluded)

For the year ended March 31, 2017

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Aggressive Strategy Fund
Class F***
2017	$12.42	$0.16	$1.41	$1.57	$(0.28)	$ —	$(0.28)	$13.71	12.75%	$213,248	0.37	%(1)	0.63%	1.21%	19%
2016	13.39	0.10	(0.80)	(0.70)	(0.27)	—	(0.27)	12.42	(5.22)	224,985	0.37	(1)	0.62	0.82	28
2015	12.93	0.17	0.67	0.84	(0.38)	—	(0.38)	13.39	6.58	260,917	0.16	‡	0.41	1.25	21
2014	11.75	0.12	1.26	1.38	(0.20)	—	(0.20)	12.93	11.83	264,665	0.11	‡	0.36	0.99	50
2013	10.83	0.17	1.02	1.19	(0.27)	—	(0.27)	11.75	11.17	247,732	0.11	‡	0.38	1.57	74
Class D
2017	$12.35	$0.07	$1.39	$1.46	$(0.21)	$ —	$(0.21)	$13.60	11.91%	$16,610	1.11	%(1)	1.38%	0.52%	19%
2016	13.33	0.01	(0.80)	(0.79)	(0.19)	—	(0.19)	12.35	(5.93)	13,756	1.12	(1)	1.37	0.07	28
2015	12.90	0.06	0.67	0.73	(0.30)	—	(0.30)	13.33	5.74	14,130	0.94	‡	1.35	0.46	21
2014	11.75	0.02	1.27	1.29	(0.14)	—	(0.14)	12.90	11.01	13,859	0.88	‡	1.36	0.20	50
2013	10.83	0.09	1.02	1.11	(0.19)	—	(0.19)	11.75	10.34	12,425	0.86	‡	1.38	0.83	74
Class I
2017	$12.11	$0.11	$1.38	$1.49	$(0.25)	$ —	$(0.25)	$13.35	12.38%	$21,720	0.62	%(1)	0.88%	0.84%	19%
2016	13.06	0.07	(0.78)	(0.71)	(0.24)	—	(0.24)	12.11	(5.44)	25,296	0.62	(1)	0.87	0.53	28
2015	12.62	0.12	0.68	0.80	(0.36)	—	(0.36)	13.06	6.38	31,258	0.41	‡	0.66	0.91	21
2014	11.48	0.09	1.23	1.32	(0.18)	—	(0.18)	12.62	11.55	39,367	0.36	‡	0.61	0.74	50
2013	10.58	0.13	1.01	1.14	(0.24)	—	(0.24)	11.48	10.97	42,396	0.36	‡	0.63	2.17	74
Tax-Managed Aggressive Strategy Fund
Class F***
2017	$16.99	$0.21	$2.24	$2.45	$(0.24)	$ —	$(0.24)	$19.20	14.51%	$64,802	0.37	%(2)	0.63%	1.17%	11%
2016	18.12	0.18	(1.11)	(0.93)	(0.20)	—	(0.20)	16.99	(5.18)	57,494	0.36	(2)	0.61	1.03	12
2015	17.13	0.17	1.00	1.17	(0.18)	—	(0.18)	18.12	6.85	63,755	0.16	‡(2)	0.41	0.99	15
2014	14.52	0.17	2.63	2.80	(0.19)	—	(0.19)	17.13	19.39	59,744	0.11	‡	0.36	1.10	37
2013	13.14	0.21	1.39	1.60	(0.22)	—	(0.22)	14.52	12.32	44,131	0.11	‡	0.38	1.59	34
Core Market Strategy Fund
Class F***
2017	$10.90	$0.17	$0.75	$0.92	$(0.30)	$ (0.33)	$(0.63)	$11.19	8.65%	$106,398	0.37	%(3)	0.63%	1.48%	23%
2016	11.66	0.14	(0.57)	(0.43)	(0.31)	(0.02)	(0.33)	10.90	(3.67)	106,899	0.36	(3)	0.61	1.22	24
2015	11.36	0.18	0.42	0.60	(0.30)	—	(0.30)	11.66	5.37	116,725	0.16	‡	0.41	1.53	20
2014	10.96	0.15	0.43	0.58	(0.18)	—	(0.18)	11.36	5.39	112,727	0.11	‡	0.36	1.33	52
2013	10.39	0.21	0.70	0.91	(0.34)	—	(0.34)	10.96	8.88	98,471	0.11	‡	0.38	2.01	86
Class I
2017	$11.77	$0.25	$0.71	$0.96	$(0.27)	$ (0.33)	$(0.60)	$12.13	8.37%	$103	0.60	%(3)	0.86%	2.05%	23%
2016	12.16	0.01	(0.25)	(0.24)	(0.13)	(0.02)	(0.15)	11.77	(2.00)	11	0.60	(3)	0.86	0.12	24
2015	11.84	0.18	0.42	0.60	(0.28)	—	(0.28)	12.16	5.13	533	0.43	‡	0.67	1.46	20
2014	11.42	0.14	0.44	0.58	(0.16)	—	(0.16)	11.84	5.10	323	0.36	‡	0.61	1.18	52
2013	10.81	0.13	0.79	0.92	(0.31)	—	(0.31)	11.42	8.63	167	0.36	‡	0.63	1.16	86

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
***	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.
†	Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.10%, 1.10%, and 0.35% for classes A, D, and I respectively.
(1)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35%, 1.10% and 0.60% for classes F, D, and I, respectively.
(2)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% for class F.
(3)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratio would have been 0.35% and 0.60% for class F and I, respectively.

54	SEI Asset Allocation Trust / Annual Report / March 31, 2017

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Core Market Strategy Allocation Fund
Class F***
2017	$15.41	$0.19	$2.03	$2.22	$(0.21)	$(0.21)	$17.42	14.55%	$26,980	0.37	%(1)	0.63%	1.18%	15%
2016	16.43	0.16	(1.00)	(0.84)	(0.18)	(0.18)	15.41	(5.16)	25,218	0.36		0.62	1.02	23
2015	15.53	0.16	0.90	1.06	(0.16)	(0.16)	16.43	6.86	26,896	0.17	‡	0.41	0.99	15
2014	13.17	0.16	2.37	2.53	(0.17)	(0.17)	15.53	19.32	22,919	0.11	‡	0.36	1.09	49
2013	11.93	0.20	1.24	1.44	(0.20)	(0.20)	13.17	12.21	19,034	0.11	‡	0.38	1.63	43
Market Growth Strategy Fund
Class F***
2017	$11.40	$0.16	$0.98	$1.14	$(0.28)	$(0.28)	$12.26	10.15%	$286,089	0.37	%(2)	0.63%	1.33%	20%
2016	12.21	0.11	(0.65)	(0.54)	(0.27)	(0.27)	11.40	(4.38)	306,490	0.36	(2)	0.62	0.98	20
2015	11.91	0.16	0.49	0.65	(0.35)	(0.35)	12.21	5.49	360,251	0.16	‡	0.41	1.31	20
2014	11.27	0.12	0.69	0.81	(0.17)	(0.17)	11.91	7.27	355,359	0.11	‡	0.36	1.08	50
2013	10.60	0.19	0.78	0.97	(0.30)	(0.30)	11.27	9.36	355,650	0.11	‡	0.38	1.77	85
Class D
2017	$11.35	$0.08	$0.98	$1.06	$(0.21)	$(0.21)	$12.20	9.37%	$6,496	1.11	%(2)	1.38%	0.66%	20%
2016	12.17	0.03	(0.66)	(0.63)	(0.19)	(0.19)	11.35	(5.18)	6,259	1.12	(2)	1.37	0.26	20
2015	11.88	0.06	0.50	0.56	(0.27)	(0.27)	12.17	4.76	6,010	0.96	‡	1.35	0.52	20
2014	11.27	0.03	0.68	0.71	(0.10)	(0.10)	11.88	6.37	7,391	0.94	‡	1.36	0.25	50
2013	10.61	0.11	0.77	0.88	(0.22)	(0.22)	11.27	8.44	6,704	0.86	‡	1.38	0.99	85
Class I
2017	$11.23	$0.11	$0.99	$1.10	$(0.25)	$(0.25)	$12.08	9.94%	$8,658	0.62	%(2)	0.88%	0.98%	20%
2016	12.04	0.08	(0.65)	(0.57)	(0.24)	(0.24)	11.23	(4.69)	10,156	0.61	(2)	0.87	0.72	20
2015	11.75	0.12	0.49	0.61	(0.32)	(0.32)	12.04	5.27	13,163	0.41	‡	0.66	0.99	20
2014	11.12	0.09	0.69	0.78	(0.15)	(0.15)	11.75	7.04	15,231	0.36	‡	0.61	0.80	50
2013	10.46	0.10	0.83	0.93	(0.27)	(0.27)	11.12	9.06	17,097	0.36	‡	0.63	1.00	85
Market Growth Strategy Allocation Fund
Class F***
2017	$18.56	$0.23	$2.45	$2.68	$(0.26)	$(0.26)	$20.98	14.55%	$128,414	0.37	%(1)	0.63%	1.17%	9%
2016	19.79	0.20	(1.22)	(1.02)	(0.21)	(0.21)	18.56	(5.16)	122,313	0.35		0.61	1.03	13
2015	18.71	0.19	1.08	1.27	(0.19)	(0.19)	19.79	6.84	135,002	0.16	‡	0.41	0.99	17
2014	15.86	0.19	2.87	3.06	(0.21)	(0.21)	18.71	19.37	126,112	0.11	‡	0.36	1.10	34
2013	14.37	0.23	1.50	1.73	(0.24)	(0.24)	15.86	12.19	98,358	0.11	‡	0.38	1.60	34

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
***	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.
†	Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.10%, 1.10%, and 0.35% for classes A, D, and I respectively.
(1)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% for class F.
(2)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35%, 1.10% and 0.60% for classes F, D, and I, respectively.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	55

Notes to Financial Statements

March 31, 2017

1. ORGANIZATION

SEI Asset Allocation Trust (the “Trust”) is organized as a Massachusetts Business Trust under a Declaration of Trust dated November 20, 1995. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment company with twelve funds: Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax- Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund and Market Growth Strategy Allocation Fund (each a “Fund,” collectively the “Funds”). Each Fund is a “fund of funds” and offers shareholders the opportunity to invest in certain underlying affiliated investment companies, which are separately managed series of the following investment companies: SEI Daily Income Trust, SEI Institutional Managed Trust, and SEI Institutional International Trust. The Declaration of Trust permits the Trust to offer separate classes of shares in each Fund, as follows: Defensive Strategy Fund, Conservative Strategy Fund, Moderate Strategy Fund, Aggressive Strategy Fund, Core Market Strategy Fund and Market Growth Strategy Fund offer Class F (formerly Class A), Class D and Class I Shares; Defensive Strategy Allocation Fund, Conservative Strategy Allocation Fund, Moderate Strategy Allocation Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Allocation Fund, and Market Growth Strategy Allocation Fund offer Class F Shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectuses provide a description of each Fund’s investment objective and strategies.

As of March 31, 2017, the Class D shares of Defensive Strategy Fund and Core Market Strategy Fund had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets at the date of the financial statements, and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — The assets of each Fund consist primarily of the investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

During the year ended March 31, 2017, there were no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income — Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales

56	SEI Asset Allocation Trust / Annual Report / March 31, 2017

of investment securities are on the basis of specific identification.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are allocated to the Funds on the basis of relative daily net assets.

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income are declared and paid to shareholders periodically for each Fund. Any net realized capital gain for each Fund is distributed to shareholders at least annually.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward foreign currency contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward foreign currency contracts. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of March 31, 2017, if applicable.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust. Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a distribution and shareholder services plan (the Distribution Plan) with respect to Class D Shares that allows Class D Shares to pay fees to service providers, based on average daily net assets of the Class D Shares, to compensate them for distribution services or shareholder services with respect to Class D Shares.

In addition, the Funds have adopted a shareholder services plan (the Service Plan) with respect to Class F, D and I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such Shares. The Funds have also adopted an administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Funds’ Distribution, Service and Administrative Service Plans provide that distribution fees, shareholder service fees and administrative service fees, as applicable, will be paid to SEI Investments Distribution Co., which may then be used by SEI Investments Distribution Co. to compensate financial intermediaries for providing distribution, shareholder services or administrative services with respect to the Shares.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	57

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive all or a portion of their fees in order to keep total annual fund operating expenses (exclusive of acquired fund fees and expenses, interest from borrowings, brokerage commissions, taxes, trustees fees, proxy fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business)

at a specified level. These waivers and reimbursements are voluntary and the Funds’ Adviser, Administrator and/ or Distributor may discontinue all or part of any of these waivers at any time.

The Administrator, Distributor, and Adviser for the Trust serve in the same capacity for the underlying affiliated investment companies.

The following is a summary of annual fees payable to the Adviser, and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Shareholder Servicing Fees	Administrative Servicing Fees	Distribution Fees*	Voluntary Expense Limitations
Defensive Strategy Fund
Class F	0.10%	0.25%	—	—	0.21%
Class I	0.10%	0.25%	0.25%	—	0.46%
Defensive Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Conservative Strategy Fund
Class F	0.10%	0.25%	—	—	0.26%
Class D	0.10%	0.25%	—	0.75%	1.01%
Class I	0.10%	0.25%	0.25%		0.51%
Conservative Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Moderate Strategy Fund
Class F	0.10%	0.25%	—	—	0.31%
Class D	0.10%	0.25%	—	0.75%	1.06%
Class I	0.10%	0.25%	0.25%	—	0.56%
Moderate Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Aggressive Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class D	0.10%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.25%	0.25%	—	0.60%
Tax-Managed Aggressive Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Core Market Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class I	0.10%	0.25%	0.25%	—	0.60%
Core Market Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Market Growth Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class D	0.10%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.25%	0.25%	—	0.60%
Market Growth Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%

*	These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

Effective January 1, 2017, the Trust will pay the Administrator the following fees:

	Previous Contractual Fees	Contractual Fees as of January 1, 2017
	3/31/2016- 12/31/2016	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Defensive Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Defensive Strategy Allocation Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Conservative Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Conservative Strategy Allocation Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%

58	SEI Asset Allocation Trust / Annual Report / March 31, 2017

	Previous Contractual Fees	Contractual Fees as of January 1, 2017
	3/31/2016-12/31/2016	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Moderate Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Moderate Strategy Allocation Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Aggressive Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Tax-Managed Aggressive Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Core Market Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Core Market Strategy Allocation Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Market Growth Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Market Growth Strategy Allocation Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on inter fund loans is the average of the Repo Rate and the Bank Loan Rate. The Trust did not utilize the Program as of and for the year ended March 31, 2017.

Other — Certain officers and Trustees of the Trust are also officers and/or Directors of the Administrator, the Adviser and/or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser and service providers.

4. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

For the year ended March 31, 2017

	Defensive Strategy Fund		Defensive Strategy Allocation Fund		Conservative Strategy Fund		Conservative Strategy Allocation Fund
	2017	2016	2017	2016	2017	2016	2017	2016
Shares Issued and Redeemed:
Class F(1):
Shares Issued	857	1,192	150	139	1,098	1,189	673	528
Shares Issued in Lieu of Cash Distributions	40	41	51	21	152	199	368	172
Shares Redeemed	(1,136)	(1,223)	(172)	(274)	(2,293)	(2,309)	(795)	(680)
Total Class F Transactions	(239)	10	29	(114)	(1,043)	(921)	246	20
Class D:
Shares Issued	N/A	N/A	N/A	N/A	75	47	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	4	7	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	(200)	(98)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	(121)	(44)	N/A	N/A
Class I:
Shares Issued	34	49	N/A	N/A	115	51	N/A	N/A
Shares Issued in Lieu of Cash Distributions	1	3	N/A	N/A	7	8	N/A	N/A
Shares Redeemed	(206)	(167)	N/A	N/A	(153)	(114)	N/A	N/A
Total Class I Transactions	(171)	(115)	N/A	N/A	(31)	(55)	N/A	N/A
Increase (Decrease) in Capital Shares	(410)	(105)	29	(114)	(1,195)	(1,020)	246	20

SEI Asset Allocation Trust / Annual Report / March 31, 2017	59

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

	Moderate Strategy Fund		Moderate Strategy Allocation Fund		Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	2017	2016	2017	2016	2017	2016	2017	2016
Shares Issued and Redeemed:
Class F(1):
Shares Issued	2,333	2,775	695	816	1,730	2,690	371	431
Shares Issued in Lieu of Cash Distributions	478	597	359	103	321	387	43	37
Shares Redeemed	(5,017)	(5,558)	(1,002)	(1,046)	(4,603)	(4,447)	(423)	(603)
Total Class F Transactions	(2,206)	(2,186)	52	(127)	(2,552)	(1,370)	(9)	(135)
Class D:
Shares Issued	65	104	N/A	N/A	153	153	N/A	N/A
Shares Issued in Lieu of Cash Distributions	5	6	N/A	N/A	19	16	N/A	N/A
Shares Redeemed	(44)	(71)	N/A	N/A	(64)	(115)	N/A	N/A
Total Class D Transactions	26	39	N/A	N/A	108	54	N/A	N/A
Class I:
Shares Issued	78	190	N/A	N/A	180	356	N/A	N/A
Shares Issued in Lieu of Cash Distributions	9	14	N/A	N/A	31	42	N/A	N/A
Shares Redeemed	(284)	(268)	N/A	N/A	(673)	(703)	N/A	N/A
Total Class I Transactions	(197)	(64)	N/A	N/A	(462)	(305)	N/A	N/A
Increase (Decrease) in Capital Shares	(2,377)	(2,211)	52	(127)	(2,906)	(1,621)	(9)	(135)

	Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
	2017	2016	2017	2016	2017	2016	2017	2016
Shares Issued and Redeemed:
Class F(1):
Shares Issued	1,324	1,421	257	429	2,100	3,513	557	957
Shares Issued in Lieu of Cash Distributions	434	238	20	18	535	634	79	71
Shares Redeemed	(2,055)	(1,869)	(364)	(448)	(6,197)	(6,751)	(1,104)	(1,258)
Total Class F Transactions	(297)	(210)	(87)	(1)	(3,562)	(2,604)	(468)	(230)
Class D:
Shares Issued	N/A	N/A	N/A	N/A	60	64	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	9	8	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	(88)	(15)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	(19)	57	N/A	N/A
Class I:
Shares Issued	7	20	N/A	N/A	73	111	N/A	N/A
Shares Issued in Lieu of Cash Distributions	—	—	N/A	N/A	16	19	N/A	N/A
Shares Redeemed	—	(63)	N/A	N/A	(276)	(319)	N/A	N/A
Total Class I Transactions	7	(43)	N/A	N/A	(187)	(189)	N/A	N/A
Decrease in Capital Shares	(290)	(253)	(87)	(1)	(3,768)	(2,736)	(468)	(230)

(1)	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same class.

Amounts designated as “—” are zero or have been rounded to zero.

N/A — Not applicable. Class D and Class I shares currently not offered.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended March 31, 2017, were as follows ($ Thousands):

Total
Defensive Strategy Fund
Purchases	$24,602
Sales	22,720
Defensive Strategy Allocation Fund
Purchases	2,631
Sales	2,428
Conservative Strategy Fund

60	SEI Asset Allocation Trust / Annual Report / March 31, 2017

Total
Purchases	53,503
Sales	54,801
Conservative Strategy Allocation Fund
Purchases	10,793
Sales	9,899
Moderate Strategy Fund
Purchases	70,097
Sales	94,525
Moderate Strategy Allocation Fund
Purchases	14,382
Sales	16,481
Aggressive Strategy Fund
Purchases	48,170
Sales	84,540
Tax-Managed Aggressive Strategy Fund
Purchases	6,782
Sales	6,855
Core Market Strategy Fund
Purchases	24,232
Sales	30,107
Core Market Strategy Allocation Fund
Purchases	3,924
Sales	5,362
Market Growth Strategy Fund
Purchases	60,840
Sales	103,847
Market Growth Strategy Allocation Fund
Purchases	10,524
Sales	19,505

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of March 31, 2017, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss) or undistributed net investment income (loss), as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to the re-classification of short-term capital gains received from affiliated funds, expiration of capital loss carryforward and foreign exchange gain/loss have been reclassified to/from the following accounts as of March 31, 2017 ($ Thousands):

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in- Capital
Defensive Strategy Fund	$72	$1,702	$(1,774)
Defensive Strategy Allocation Fund	75	(75)	—
Conservative Strategy Fund	424	4,514	(4,938)
Conservative Strategy Allocation Fund	366	(366)	—
Moderate Strategy Fund	2,238	(2,238)	—
Moderate Strategy Allocation Fund	390	(390)	—
Aggressive Strategy Fund	2,203	13,044	(15,247)
Tax-Managed Aggressive Strategy Fund	79	(79)	—
Core Market Strategy Fund	1,232	(1,232)	—
Core Market Strategy Allocation Fund	35	(35)	—
Market Growth Strategy Fund	3,000	(3,000)	—
Market Growth Strategy Allocation Fund	161	(161)	—

These classifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended March 31, 2017 and March 31, 2016 were as follows ($ Thousands):

	Ordinary Income		Long-Term Capital Gains		Totals
	2017	2016	2017	2016	2017	2016
Defensive Strategy Fund	$408	$436	$—	$—	$408	$436
Defensive Strategy Allocation Fund	329	314	455	—	784	314
Conservative Strategy Fund	1,809	2,330	—	—	1,809	2,330
Conservative Strategy Allocation Fund	1,627	1,375	3,833	1,277	5,460	2,652
Moderate Strategy Fund	5,904	7,233	—	—	5,904	7,233
Moderate Strategy Allocation Fund	2,300	2,097	5,031	—	7,331	2,097
Aggressive Strategy Fund	5,120	5,890	—	—	5,120	5,890
Tax-Managed Aggressive Strategy Fund	786	675	—	—	786	675
Core Market Strategy Fund	2,850	3,029	3,050	190	5,900	3,219
Core Market Strategy Allocation Fund	346	289	—	—	346	289
Market Growth Strategy Fund	7,084	8,021	—	—	7,084	8,021
Market Growth Strategy Allocation Fund	1,612	1,436	—	—	1,612	1,436

SEI Asset Allocation Trust / Annual Report / March 31, 2017	61

NOTES TO FINANCIAL STATEMENTS (Concluded)

March 31, 2017

As of March 31, 2017, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows ($ Thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post- October Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings/ (Accumulated Losses)
Defensive Strategy Fund	$66	$—	$(1,584)	$—	$(1)	$(397)	$(1,916)
Defensive Strategy Allocation Fund	40	183	—	—	—	149	372
Conservative Strategy Fund	232	—	(8,604)	—	(4)	(95)	(8,471)
Conservative Strategy Allocation Fund	169	1,122	—	—	—	3,969	5,260
Moderate Strategy Fund	617	—	(43,075)	—	(22)	1,638	(40,842)
Moderate Strategy Allocation Fund	177	1,770	—	—	(1)	16,596	18,542
Aggressive Strategy Fund	22	—	(65,339)	—	—	5,179	(60,138)
Tax-Managed Aggressive Strategy Fund	18	—	(9,235)	—	1	21,714	12,498
Core Market Strategy Fund	174	—	(738)	—	(1)	(768)	(1,333)
Core Market Strategy Allocation Fund	8	845	—	—	2	6,912	7,767
Market Growth Strategy Fund	270	—	(105,098)	—	—	921	(103,907)
Market Growth Strategy Allocation Fund	35	—	(13,305)	—	1	40,364	27,095

Post-October losses represent losses realized on investments from November 1, 2016 through March 31, 2017 that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year.

The Funds had capital loss carryforwards at March 31, 2017 as follows ($ Thousands):

	Years Expiring		Amounts
Defensive Strategy Fund	2019	$	126
	2018		1,458

		$	1,584

Conservative Strategy Fund	2019	$	783
	2018		7,821

		$	8,604

Moderate Strategy Fund	2019	$	8,241
	2018		34,834

		$	43,075

Aggressive Strategy Fund	2018	$	65,339

Tax-Managed Aggressive Strategy Fund	2018	$	9,235

Market Growth Strategy Fund	2019	$	1,511
	2018		103,587

		$	105,098

Market Growth Strategy Allocation Fund	2019	$	1,087
	2018		12,218

		$	13,305

For Federal income tax purposes, the capital loss carryforwards may be carried forward and applied against future capital gains. It is the Funds’ intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired. The Funds’ use of capital loss carryforwards acquired by the Moderate Strategy Fund, Aggressive Strategy Fund and Market Growth Strategy Fund are subject to annual limitations.

During the fiscal year ended March 31, 2017, the following Funds utilized capital loss carryforwards to offset capital gains ($ Thousands):

Utilized Capital Loss Carryforwards
Defensive Strategy Fund	$381
Conservative Strategy Fund	2,640
Moderate Strategy Fund	4,607
Aggressive Strategy Fund	12,064
Tax Managed Aggressive Strategy Fund	3,040
Core Market Strategy Allocation Fund	1,039
Market Growth Strategy Fund	8,833
Market Growth Strategy Allocation Fund	8,278

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total* ($ Thousands)
Core Market Strategy Fund	$—	$738	$738

62	SEI Asset Allocation Trust / Annual Report / March 31, 2017

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2017, were as follows ($ Thousands):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Defensive Strategy Fund	$33,872	$140	$(539)	$(399)
Defensive Strategy Allocation Fund	8,194	629	(480)	149
Conservative Strategy Fund	93,977	1,652	(1,752)	(100)
Conservative Strategy Allocation Fund	40,326	4,762	(793)	3,969
Moderate Strategy Fund	218,425	9,963	(8,347)	1,616
Moderate Strategy Allocation Fund	77,425	20,992	(4,396)	16,596
Aggressive Strategy Fund	246,490	13,819	(8,640)	5,179
Tax-Managed Aggressive Strategy Fund	43,106	22,068	(354)	21,714
Core Market Strategy Fund	107,299	4,080	(4,848)	(768)
Core Market Strategy Allocation Fund	20,075	7,178	(266)	6,912
Market Growth Strategy Fund	300,416	11,799	(10,878)	921
Market Growth Strategy Allocation Fund	88,085	42,891	(2,527)	40,364

7. INDEMNIFICATIONS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty of the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

8. CONCENTRATION RISK

The Underlying SEI Funds and other investment companies and exchange traded products in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each current prospectus for a discussion of the risks associated with investing in the Funds.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of March 31, 2017, SPTC held of record the following:

Defensive Strategy Allocation - Class F	90.20%
Defensive Strategy Fund - Class F	76.31%
Conservative Strategy Fund - Class F	80.31%
Conservative Strategy Fund - Class D	56.80%
Moderate Strategy Allocation Fund - Class F	81.90%
Moderate Strategy Fund - Class F	87.77%
Moderate Strategy Fund - Class D	66.41%
Aggressive Strategy Fund - Class F	63.92%
Aggressive Strategy Fund - Class D	11.26%
Tax-Managed Aggressive Strategy Fund - Class F	95.74%
Core Market Strategy Allocation Fund - Class F	98.27%
Core Market Strategy Fund - Class F	95.69%
Market Growth Strategy Allocation Fund - Class F	96.35%
Market Growth Strategy Fund - Class C	86.27%
Market Growth Strategy Fund - Class D	18.77%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

10. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements through the date of issuance.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

SEI Asset Allocation Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Asset Allocation Trust, comprised of the Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund and Market Growth Strategy Allocation Fund (collectively, the “Funds”) as of March 31, 2017, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the transfer agent of the underlying funds and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising SEI Asset Allocation Trust as of March 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

May 30, 2017

64	SEI Asset Allocation Trust / Annual Report / March 31, 2017

TRUSTEES AND OFFICERS OF THE TRUST

The following chart lists Trustees and Officers as of March 31, 2017.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	65

TRUSTEES AND OFFICERS OF THE TRUST (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 59 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006-2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A

66	SEI Asset Allocation Trust / Annual Report / March 31, 2017

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	67

DISCLOSURE OF FUND EXPENSES

March 31, 2017

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from October 1, 2016 to March 31, 2017.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Defensive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,006.60	0.21%	$1.05
Class I	1,000.00	1,004.10	0.46	2.30
Hypothetical 5% Return
Class F	$1,000.00	$1,023.88	0.21%	$1.06
Class I	1,000.00	1,022.64	0.46	2.32

Defensive Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,047.60	0.35%	$1.79
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Conservative Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,013.40	0.26%	$1.31
Class D	1,000.00	1,010.60	1.01	5.06
Class I	1,000.00	1,012.80	0.51	2.56
Hypothetical 5% Return
Class F	$1,000.00	$1,023.63	0.26%	$1.32
Class D	1,000.00	1,019.65	1.01	5.08
Class I	1,000.00	1,022.39	0.51	2.57

Conservative Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,047.30	0.35%	$1.79
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77

68	SEI Asset Allocation Trust / Annual Report / March 31, 2017

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Moderate Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,022.20	0.31%	$1.57
Class D	1,000.00	1,017.70	1.06	5.33
Class I	1,000.00	1,020.30	0.56	2.82
Hypothetical 5% Return
Class F	$1,000.00	$1,023.38	0.31%	$1.57
Class D	1,000.00	1,019.65	1.06	5.34
Class I	1,000.00	1,022.14	0.56	2.82

Moderate Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,064.30	0.35%	$1.80
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77

Aggressive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,052.80	0.35%	$1.79
Class D	1,000.00	1,049.40	1.10	5.62
Class I	1,000.00	1,051.30	0.60	3.07
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77
Class D	1,000.00	1,019.45	1.10	5.54
Class I	1,000.00	1,021.94	0.60	3.03

Tax-Managed Aggressive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,078.30	0.35%	$1.82
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77

Core Market Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,024.10	0.35%	$1.77
Class I	1,000.00	1,023.00	0.60	3.03
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77
Class I	1,000.00	1,021.94	0.60	3.03

Core Market Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,078.70	0.35%	$1.82
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77

Market Growth Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,035.20	0.35%	$1.78
Class D	1,000.00	1,031.00	1.10	5.57
Class I	1,000.00	1,034.40	0.60	3.04
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77
Class D	1,000.00	1,019.45	1.10	5.54
Class I	1,000.00	1,021.94	0.60	3.03

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Market Growth Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,078.60	0.35%	$1.82
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

SEI Asset Allocation Trust / Annual Report / March 31, 2017	69

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS

SEI Asset Allocation Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”), which are primarily invested in affiliated underlying funds. The management and affairs of the Trust are supervised by the Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Advisory Agreement be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approval, the Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds a meeting each year to consider whether to renew the Advisory Agreement with respect to the Funds. In preparation for this meeting, the Board requests and reviews a wide variety of materials provided by SIMC, including information about SIMC’s affiliates, personnel and operations and the services provided pursuant to the Advisory Agreement. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds compared with fees it charges to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s profitability from its Fund-related operations; (viii) SIMC’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance for the year ended December 31, 2016 compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 28-29, 2017 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. The Board’s approval was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds were sufficient to support the renewal of the Advisory Agreement. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew the Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance

70	SEI Asset Allocation Trust / Annual Report / March 31, 2017

information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of the Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Advisory Agreement, the Trustees considered the rate of compensation called for by the Advisory Agreement and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Advisory Agreement.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Asset Allocation Trust / Annual Report / March 31, 2017	71

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a March 31, 2017 taxable year end, this notice is for informational purposes only. For shareholders with a March 31, 2017 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended March 31, 2017, the funds of the SEI Asset Allocation Trust are designating the following items with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total	Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)
Defensive Strategy Fund	0%	100%	100%	11.98%	15.90%	10.48%
Defensive Strategy Allocation Fund	58.02%	41.98%	100%	17.13%	17.12%	0%
Conservative Strategy Fund	0%	100%	100%	14.93%	21.15%	6.13%
Conservative Strategy Allocation Fund	70.20%	29.80%	100%	21.03%	21.03%	0%
Moderate Strategy Fund	0%	100%	100%	17.62%	21.92%	4.90%
Moderate Strategy Allocation Fund	68.63%	31.37%	100%	40.10%	44.88%	0%
Aggressive Strategy Fund	0%	100%	100%	20.86%	37.58%	1.82%
Tax-Managed Aggressive Strategy Fund	0%	100%	100%	51.11%	72.94%	0%
Core Market Strategy Fund	51.69%	48.31%	100%	12.73%	17.33%	5.85%
Core Market Strategy Allocation Fund	0%	100%	100%	54.85%	72.50%	0%
Market Growth Strategy Fund	0%	100%	100%	14.62%	26.30%	0%
Market Growth Strategy Allocation Fund	0%	100%	100%	55.60%	73.21%	0%

Items (A) and (B) are based on the percentage of the Funds total distribution.

(1)	The percentage in this column represents dividends which qualify for the Corporate “Dividends Received Deduction,” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “ Qualifying Dividend Income” and is reflected as a perecentage of ordinary income distributions (the total of short-term capital gain and net investment income distrubtions). It is the intention of the Fund to designate the maximum amount permitted by the Law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, and New York, the statutory threshold requirements were not met.

72	SEI Asset Allocation Trust / Annual Report / March 31, 2017

SEI ASSET ALLOCATION TRUST ANNUAL REPORT MARCH 31, 2017

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive P.O. Box 1100, Oaks, PA 19456

SEI-F-121 (3/17)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Susan Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Cote, Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2017 and 2016 as follows:

		Fiscal Year 2017			Fiscal Year 2016
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$121,500	$0	N/A	$121,500	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$326,979	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4 (g)(1) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2017	Fiscal 2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2017 and 2016 were $326,979 and $240,350, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable.

Item 6.	Schedule of Investments

The Schedule of Investments in securities of unaffiliated issuers are as of the close of the reporting period for the Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund, and Market Growth Strategy Allocation Fund are included as part of the shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s board of trustees (the “Board”). Pursuant to the Committee’s charter, adopted on June 18th 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30-3(b)) and Rules 13a-15(b) or 15d-

15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Asset Allocation Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher, CEO and President

Date: June 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher, CEO and President

Date: June 9, 2017

By:	/s/ James J. Hoffmayer
James J. Hoffmayer, Controller & CFO

Date: June 9, 2017